Dreyfus
Core Bond Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

      Contents
      THE FUND
--------------
   2  Letter from the President
   3  Discussion of Fund Performance
   6  Statement of Investments
  12  Statement of Financial Futures
  13  Statement of Assets and Liabilities
  14  Statement of Operations
  15  Statement of Changes in Net Assets
  16  Financial Highlights
  17  Notes to Financial Statements
 FOR MORE INFORMATION
----------------------
      Back Cover

                                             Dreyfus The Fund
                                      Core Bond Fund



LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Core Bond Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Michael Hoeh, a member of the Dreyfus Taxable Fixed Income Team.

The past six months have been rewarding for many fixed-income investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many developed nations withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Fixed-income securities provided mixed results in this economic climate. While U.S. Treasury securities rallied strongly last summer when stocks and other types of bonds fell, they subsequently gave back most of their gains. Other types of bonds performed well, however, as investors shifted assets back into bond market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided attractive returns over the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Core Bond Fund.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Michael Hoeh, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus Core Bond Fund perform
relative to its benchmark?

The Dreyfus Core Bond Fund (formerly Dreyfus Strategic Income Fund) produced a total return, including share price changes and dividend income, of 4.01% for the six-month period ended April 30, 1999.1 In comparison, the Fund's benchmark, the Merrill Lynch Domestic Master Index,2 provided a 0.62% total return.

The improved results were largely due to major changes in the Fund's strategy over the past six months. The most important factor was its new emphasis on higher credit-quality fixed-income securities.

What is the Fund's investment approach?

Dreyfus Core Bond Fund's objective is to maximize total return, consistent with capital appreciation and current income. At least 65% of the Fund must be invested in investment-grade fixed-income securities, including U.S. governments, agencies, corporates and mortgage-backed securities. The remaining 35% may be invested in below-investment grade or 'high-yield' securities.

Consistent with the Fund's goal and current market conditions, we upgraded its overall credit quality. First, we reduced our holdings in below investment-grade bonds, such as emerging market debt. We also reduced preferred and convertible stocks, and mortgage derivatives. We lightened these positions gradually, selling securities as conditions turned more favorable.

We used the proceeds to purchase investment-grade securities. We had expected that, as U.S. fixed income markets bounced back from last fall's liquidity crisis, the highest-rated securities would recover first.

                                                                The Fund     3

Accordingly, we purchased AA- and AAA-rated debt. As we expected, these bonds recovered, boosting the Funds overall performance.Our investment approach uses:

  * Fundamental economic analysis. Our review of U.S. economic conditions helps us choose between shorter- and longer-dated securities. It is also useful in setting the Funds overall duration, or sensitivity to interest rate changes. Dreyfus Core Bond Fund consists primarily of intermediate-term securities (seven- to 15-year maturities), and as such, its duration is also intermediate-term. As of the close of the reporting period, it stood at 4.5 years, close to that of its benchmark. Because economic conditions remained strong in the U.S. and weak overseas, we did not expect interest rates to change significantly. As a result, we did not make strategic adjustments to duration. Fundamental analysis also helps us determine the Funds balance between domestic and international securities. Looking ahead, we plan to include fewer emerging market international bonds and instead focus on investment-grade domestic fixed-income holdings.

   * Sector allocation. We review all sectors of the fixed-income market to evaluate their relative attractiveness. Over the past six months, as we began shifting the Fund into core fixed-income holdings, we used sector allocation to gauge the appeal of various investment-grade sectors.

   * Security selection. We rate securities on both their individual merits and their relative value. In the period just ended, we concentrated on seeking value within the investment-grade corporate sector.

What other factors influenced the Funds performance?

In the last three months, we added several new holdings to the Fund, each of which has contributed to its positive performance. Among the most noteworthy are Capital One Bank, a credit card company with excellent prospects. The company has an arrangement with a major Internet search engine to become its exclusive credit card provider. Also new to the Fund is Export-Import Bank of Korea, a holding that had declined when credit agencies lowered their ratings on Korean debt last summer. The bond was recently restored to investment-grade status, and we purchased it early in its recovery. Countrywide Home Loan, Ser. H, one of the countrys largest residential lenders, is another new holding. The company is riding the wave of strong demand for residential housing and mortgage refinancing. Finally, we purchased Reckson Operating Partnership, a Real Estate Investment Trust (REIT) specializing in office space. Reckson, along with other REITs, suffered in 1998, but is now recovering as commercial construction activity slows and rents in office buildings increase.

What is the Funds current strategy?

We are keeping the Fund invested in sectors and securities with the potential to benefit from domestic and global economic trends. If the U.S. economy continues to expand at a moderate to rapid pace, the wealth effect of strong growth would keep consumer demand high. This would serve as a boost for the Funds investment-grade corporate bonds, particularly the debt of consumer-related companies like Capital One and Countrywide. Furthermore, if global economies continue to stabilize, the outlook for international investment-grade securities, like Korean debt, would improve.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
2  SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC.  The Merrill
   Lynch Domestic Master Index is an unmanaged performance benchmark composed of U.S. Government, mortgage, and BBB- or higher rated corporate securities with maturities greater than or equal to one year; Treasury securities in the Index must have par amounts outstanding greater than or equal to $1 billion and corporate and generic mortgage-backed securities $100 million per coupon.

                                                                The Fund     5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes--102.1%                             Amount ($)     Value ($)
-------------------------------------------------------------------------------
Aircraft & Aerospace--2.5%
America West Airlines Pass-Through Trust,
  Pass-Through Ctfs.,
  Ser. 1997-1, Cl. C, 7.53%, 2004                    6,674,410     6,767,084
Asset-Backed--4.8%
GE Capital Mortgage Services, Home Equity Loan,
  Asset-Backed Ctfs.,
  Ser. 1996-HE4, Cl. B3, 9.316%, 2026a,b             1,360,856     1,246,884
The Money Store Trust,
  Asset-Backed Ctfs.,
  Ser. 1998-B, Cl. AF7, 6.65%, 2039                 12,000,000    11,963,700
                                                                  13,210,584
Banking--5.7%
Capital One Bank:
  Sr. Notes, 7.15%, 2006                             8,000,000     8,381,944
  Medium-Term Notes, 6.7%, 2008                      7,250,000     7,236,442
                                                                  15,618,386
Broadcasting--1.6%
Scandinavian Broadcasting System,
  Conv. Deb., 7%, 2004a                              3,650,000     4,466,688
Building Materials--1.2%
ICF Kaiser International,
  Sr. Sub. Notes, 13%, 2003                          4,750,000     3,342,813
Chemicals--1.1%
Union Carbide,
  Notes, 6.7%, 2009                                  3,100,000     3,081,310
Commercial Mortgage
  Pass-Through Ctfs.--15.2%
Asset Securitization,
  Ser. 1997-D5, Cl. A2, 7.069%, 2041b                8,000,000     7,771,250
DLJ Mortgage Aceptance:
  Ser. 1998-CF1, Cl. A1B, 6.41%, 2008                9,250,000     9,189,297
  Ser. 1998-CF2, Cl. A3, 6.65%, 2031                 7,423,000     7,358,049
  Ser. 1999-CG1, Cl. B2, 7.487%, 2009b               6,000,000     5,521,875
GS Mortgage Securities II,
  Ser. 1998-C1, Cl. D, 7.45%, 2030b                  9,000,000     8,706,690
Structured Asset Securities,
  REMIC, Ser. 1996-CFL, Cl. H, 7.75%, 2028a          4,750,000     3,420,784
                                                                  41,967,945
Energy--2.6%
Conoco,
  Sr. Notes, 6.95%, 2029                             4,200,000     4,152,624


-------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes (continued)                         Amount ($)     Value ($)
-------------------------------------------------------------------------------
Energy (continued)
Dual Drilling,
  Sr. Sub. Notes, 9.875%, 2004                      3,000,000     3,071,250
                                                                  7,223,874
Financial--3.2%
Countrywide Home Loan, Ser. H,
  Medium-Term Notes, 6.25%, 2009                    9,200,000     8,950,450
Foreign/Governmental--7.6%
Corporacion Andina de Fomento,
  Notes, 7.75%, 2004                                2,000,000     2,003,630
Export-Import Bank of Korea,
  Notes, 7.1%, 2007                                10,000,000     9,874,750
Republic of Argentina,
  Floating Rate Notes, (BOTE), Ser. 10, 5%, 2000b     801,600       771,872
Republic of Costa Rica,
  Notes, 9.335%, 2009a                              5,000,000     5,000,000
Republic of Kazakhstan,
  Notes, 9.25%, 1999a                               3,500,000     3,403,750
                                                                 21,054,002
Industrial--2.1%
CMS Panhandle Holdings,
  Sr. Notes, 7%, 2029a                              3,000,000     2,931,330
International Paper,
  Deb., 6.875%, 2029                                3,000,000     2,905,608
                                                                  5,836,938
Insurance--4.4%
American Financial Group,
  Deb., 7.125%, 2009                                2,500,000     2,442,435
Frank Russell,
  Notes, 5.625%, 2009a                             10,000,000     9,607,670
                                                                 12,050,105
Manufacturing--1.2%
Tyco International Group,
  Notes, 7%, 2028                                   3,400,000     3,379,155
Mining & Metals--1.0%
Inco,
  Conv. Deb., 5.75%, 2004                           3,000,000     2,730,000
Pharmaceutical--1.2%
CVS,
  Notes, 5.5%, 2004                                 3,500,000     3,441,522

                                                                The Fund     7


-------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes (continued)                         Amount ($)     Value ($)
-------------------------------------------------------------------------------
Real Estate--6.3%
Crescent Real Estate Equities,
  Notes, 7%, 2002                                   8,000,000     7,565,144
Reckson Operating Partnership,
  Notes, 7.75%, 2009                               10,000,000     9,876,040
                                                                 17,441,184
Residential Mortgage
  Pass-Through Ctfs. --7.3%
Bear Stearns Mortgage Securities, REMIC:
  Ser. 1995-1, Cl. 1B4, 6.475%, 2010a,b               278,447       238,159
  Ser. 1995-1, Cl. 2B4, 7.40%, 2010a                  221,471       197,663
Chase Mortgage Finance,
  REMIC, Ser. 1994-E, Cl. B5, 6.25%, 2010a            154,168       131,428
GE Capital Mortgage Services, REMIC:
  Ser. 1993-11, Cl. B4, 6%, 2008a                     136,496       123,017
  Ser. 1993-15, Cl. B3, 6%, 2008a                     396,589       354,451
  Ser. 1994-21, Cl. B4, 6.50%, 2009a                  257,124       221,448
  Ser. 1994-22, Cl. B2, 6%, 2009                      161,770       152,923
  Ser. 1996-10, Cl. B3, 6.75%, 2011a                  491,951       439,374
  Ser. 1996-12, Cl. B2, 7.25%, 2011a                  768,439       755,712
  Ser. 1996-12, Cl. B3, 7.25%, 2011a                  330,267       300,852
  Ser. 1996-14, Cl. 2B3, 7.25%, 2011a                 246,812       224,522
  Ser. 1997-13, Cl. B2, 6.75%, 2012                   948,951       825,388
  Ser. 1998-1, Cl. B2, 6.75%, 2013                    477,390       450,188
MORSERV:
  Ser. 1996-1, Cl. B2, 7%, 2011                       762,363       745,210
   Ser. 1996-1, Cl. B3, 7%, 2011a                     381,182       348,543
Norwest Asset Securities:
  Ser. 1997-11, Cl. B3, 7%, 2027a                     740,515       604,676
  Ser. 1997-15, Cl. B3, 6.75%, 2012d                  478,137       411,646
  Ser. 1997-17, Cl. B3, 7.25%, 2027                 1,035,931       838,780
  Ser. 1998-2, Cl. B3, 6.50%, 2028                    494,653       397,422
  Ser. 1998-9, Cl. B4, 6.50%, 2028a                   816,806       632,837
  Ser. 1998-11. Cl. B3, 6.50%, 2013                   721,031       669,189
  Ser. 1998-11, Cl. B4, 6.50%, 2013a                  865,045       756,845
  Ser. 1998-13, Cl. B4, 6.25%, 2028a                  743,773       560,154
  Ser. 1998-18, Cl. B4, 6.25%, 2028a                  869,144       657,834
PNC Mortgage Securities, REMIC:
  Ser. 1998-2, Cl. III-B4, 6.75%, 2013a               463,976       400,469
  Ser. 1998-2, Cl. III-B5, 6.75%, 2013a               371,181       302,876
  Ser. 1998-2, Cl. IV-B4, 6.75%, 2027a                264,014       243,123
  Ser. 1998-2, Cl. IV-B5, 6.75%, 2027a                264,014       190,320


-------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes (continued)                         Amount ($)     Value ($)
-------------------------------------------------------------------------------
Residential Mortgage
  Pass-Through Ctfs. (continued)
Prudential Home Mortgage Securities, REMIC:
  Ser. 1996-7, Cl. B2, 6.75%, 2011                    673,296       648,468
  Ser. 1996-7, Cl. B3, 6.75%, 2011a                 1,748,655     1,559,581
  Ser. 1996-7, Cl. B4, 6.75%, 2011a                   806,402       672,841
Residential Accredit Loans,
  Ser. 1997-QS6, Cl. B1, 7.50%, 2012                  346,719       310,313
Residential Funding Mortgage Securities I, REMIC:
  Ser. 1997-S19, Cl. B1, 6.50%, 2012a                 763,574       645,936
  Ser. 1997-S19, Cl. B2, 6.50%, 2012a                 327,219       236,825
  Ser. 1997-S21, Cl. B1, 6.50%, 2012a                 441,229       412,452
  Ser. 1998-S14, Cl. B1, 6.50%, 2013a                 663,297       525,767
Structured Asset Securities, REMIC,
Ser. Greenpoint 1996-A:
  Cl. B1, 8.36%, 2027b                              1,743,443     1,771,774
  Cl. B2, 8.36%, 2027b                                696,994       774,099
  Cl. B4, 8.36%, 2027a,b                              418,388       414,857
                                                                 20,147,962
Retail--2.3%
Saks,
  Notes, 7.25%, 2004                                3,350,000     3,432,708
Tricon Global Restaurants,
  Sr. Notes, 7.45%, 2005                            2,800,000     2,863,252
                                                                  6,295,960
Technology--1.2%
Quantum,
  Conv. Notes, 7%, 2004                             3,500,000     3,220,000
Utilities--5.0%
Niagara Mohawk Power:
  Sr. Discount Notes, Ser. H, 8.5%, 2010c          11,000,000     8,514,132
  Sr. Notes, Ser. E, 7.375%, 2003                   5,000,000     5,102,635
                                                                 13,616,767
U.S. Government Agencies/Mortgage Backed--24.6%
Federal National Mortgage Association, REMIC Trust,
  Gtd. Pass-Through Ctfs. (Collateralized by
  FNMA Pass-Through Ctfs.)
  (Interest Only Obligation):
    Ser. 1997-56, Cl. PM, 7%, 6/18/2026d            3,142,293       674,587
    Ser. 1996-70, Cl. PL, 7%, 2/25/2026d           14,029,783     2,468,365

                                                                The Fund     9


-------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes (continued)                         Amount ($)     Value ($)
-------------------------------------------------------------------------------
Government National Mortgage Association I:
  6.5%, 4/15/2029e                                  7,000,000     6,960,590
  7.5%, 1/15/2002-7/15/2002                           276,542       287,950
  Construction Loan:
    6.8%, 7/15/2001                                 8,885,214     9,148,927
    6.8%, 7/15/2001e                                3,797,886     3,766,487
  Project Loan:
    6.375%, 1/15/2034                               9,743,732     9,410,326
    6.495%, 7/15/2030                              10,153,453    10,153,454
    6.5%, 9/15/2033                                 9,694,754     9,577,706
    6.54%, 7/15/2033                               15,079,749    15,249,396
                                                                 67,697,788
Total Bonds and Notes
  (cost $281,387,659)                                           281,540,517
-------------------------------------------------------------------------------

Warrants--.5%                                          Shares
-------------------------------------------------------------------------------
Warrants--.5%  Shares
Broadcasting--.4%
Spanish Broadcasting Systema,f                          6,250     1,281,250
Transportation--.0%
Golden Ocean Groupf                                     5,270         5,929
Wireless Communications--.1%
Comunicacion Celulara,f                                 2,500       187,813
Total Warrants
  (cost $862,013)                                                 1,474,992
-------------------------------------------------------------------------------

Preferred Stocks--7.5%
-------------------------------------------------------------------------------
Preferred Stocks--7.6%
Broadcasting--4.7%
Spanish Broadcasting System,
  Cum., $142.50a                                       12,032    12,874,240
Entertainment--2.9%
Paxson Communications,
  Cum., $132.50                                         9,520     7,949,200
Total Preferred Stocks
  (cost $20,998,114)                                             20,823,440


-------------------------------------------------------------------------------
Short-Term Investments--.1%                            Shares      Value ($)
-------------------------------------------------------------------------------
U.S. Treasury Bills:
  4.2%, 6/10/1999g                                    225,000       223,912
  4.43%, 6/17/1999g                                   125,000       124,290
  (cost $348,227)                                                   348,202
-------------------------------------------------------------------------------
Total Investments (cost $303,596,013)                  110.3%   304,187,151
Liabilities, Less Cash and Receivables                 (10.3%)  (28,478,389)
Net Assets                                             100.0%   275,708,762

a Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to $56,572,971 or 20.5% of net assets.
b  Variable rate security-interest rate subject to periodic change.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
d  Notional face amount shown.
e  Purchased on a forward commitment basis.
f  Non-income producing security.
g Held by the custodian in a segregated account as collateral for open financial futures positions.

See notes to financial statements.

                                                                The Fund     11

STATEMENT OF FINANCIAL FUTURES
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
                                                                      Unrealized
                                         Market Value               Appreciation
                                              Covered              (Depreciation)
                              Contracts  by Contracts  Expiration  at 4/30/99 ($)
--------------------------------------------------------------------------------
Financial Futures Long
U.S. Treasury 30 year Bonds         125    15,023,438    June 99       (142,914)
Financial Futures Short
U.S. Treasury 10 year Notes         463    53,100,313    June 99        457,030

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

---------------------------------------------------------------------------------
                                                                Cost        Value
---------------------------------------------------------------------------------

  Cost  Value
Assets ($):
Investments in securities--See Statement of Investments  303,596,013  304,187,151
Receivable for investment securities sold                               6,667,362
Dividends and interest receivable                                       3,010,356
Receivable for futures variation margin                                   238,453
Receivable for shares of Beneficial Interest subscribed                    67,312
Prepaid expenses                                                           42,659
                                                                      314,213,293
---------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                             183,144
Due to Distributor                                                         56,962
Cash overdraft due to Custodian                                         3,210,731
Bank loan payable Note--2                                              18,650,000
Payable for investment securities purchased                            15,874,842
Payable for shares of Beneficial Interest redeemed                        406,579
Accrued expenses                                                          122,273
                                                                       38,504,531
---------------------------------------------------------------------------------
Net Assets ($)                                                        275,708,762
---------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                       279,324,393
Accumulated undistributed investment income--net                          322,334
Accumulated net realized gain (loss) on investments
  and forward currency exchange contracts                              (4,843,219)
Accumulated net unrealized appreciation (depreciation)
  on investments (including $314,116 net unrealized
  appreciation on financial futures)--Note 4(b)                           905,254
-------------------------------------------------------------------------------
Net Assets ($)                                                        275,708,762

-------------------------------------------------------------------------------
Shares Outstanding
(unlimited number of $.001 par value shares of
  Beneficial Interest authorized)                                      19,025,605
Net Asset Value, offering and redemption price per share ($)                14.49

See notes to financial statements.

                                                                The Fund     13

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

---------------------------------------------------------------------------------
Investment Income ($)
---------------------------------------------------------------------------------
Income:
Interest                                                                9,326,467
Cash dividends (net of $6,470 foreign taxes withheld at source)         1,462,309
Total Income                                                           10,788,776
Expenses:
Management fee--Note 3(a)                                                 833,840
Shareholder servicing costs--Note 3(b)                                    500,131
Interest expense--Note 2                                                   90,180
Professional fees                                                          51,917
Prospectus and shareholders' reports                                       20,411
Custodian fees--Note 3(b)                                                  15,900
Registration fees                                                          13,861
Trustees' fees and expenses--Note 3(c)                                     10,234
Miscellaneous                                                               5,431
Total Expenses                                                          1,541,905
---------------------------------------------------------------------------------
Investment Income--Net                                                  9,246,871
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                                (2,256,171)
Net realized gain (loss) on forward currency exchange contracts
  Short transactions                                                      303,688
Net realized gain (loss) on financial futures                          (2,149,019)
Net Realized Gain (Loss)                                               (4,101,502)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $602,444 net unrealized appreciation
  on financial futures)                                                 6,026,020
Net Realized and Unrealized Gain (Loss) on Investments                  1,924,518
Net Increase in Net Assets Resulting From Operations                   11,171,389

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS


----------------------------------------------------------------------------------------
                                                   Six Months Ended
                                                     April 30, 1999           Year Ended
                                                         (Unaudited)    October 31, 1998
----------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                     9,246,871           19,457,627
Net realized gain (loss) on investments                   (4,101,502)           4,228,356
Net unrealized appreciation (depreciation) on investments  6,026,020          (13,705,034)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                               11,171,389            9,980,949
-----------------------------------------------------------------------------------------

Dividends to Shareholders From ($):
Investment income--net                                    (9,306,318)         (19,635,824)
-----------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold                             26,748,513           69,009,151
Dividends reinvested                                       6,816,049           14,364,793
Cost of shares redeemed                                  (43,056,996)         (65,900,857)
Increase (Decrease) in Net Assets from Beneficial Interest
  Transactions                                            (9,492,434)          17,473,087
Total Increase (Decrease) in Net Assets                   (7,627,363)           7,818,212
-----------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                      283,336,125          275,517,913
End of Period                                            275,708,762          283,336,125
Undistributed investment income--net                         322,334              381,781
-----------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                1,840,598            4,585,726
Shares issued for dividends reinvested                       468,750              958,864
Shares redeemed                                           (2,959,994)          (4,404,263)
Net Increase (Decrease) in Shares Outstanding               (650,646)           1,140,327

See notes to financial statements.

                                                                The Fund     15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements

-------------------------------------------------------------------------------------------
                     Six Months Ended                       Year Ended October 31,
                       April 30, 1999     -------------------------------------------------
                           (Unaudited)      1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period           14.40      14.86     14.24     14.22     12.95     15.36
Investment Operations:
Investment income--net            .48       1.01      1.05       .98       .93       .95
Net realized and unrealized
 gain (loss) on investments       .09       (.45)      .59       .02      1.27     (2.04)
Total from Investment
  Operations                      .57        .56      1.64      1.00      2.20     (1.09)
Distributions:
Dividends from investment
  income--net                    (.48)     (1.02)    (1.02)     (.98)     (.93)     (.95)
Dividends from net realized
  gain on investments              --         --        --        --        --      (.37)
Total Distributions              (.48)     (1.02)    (1.02)     (.98)     (.93)    (1.32)
Net asset value, end of period  14.49      14.40     14.86     14.24     14.22     12.95
-------------------------------------------------------------------------------------------
Total Return (%)                 8.09a      3.74     11.94      7.27     17.57b    (7.44)b
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assets             1.04a      1.02      1.03      1.04      1.04       .94
Ratio of interest expense to
  average net assets              .06        .03       .06       .02        --        --
Ratio of net investment income
  to average net assets          6.65a      6.76      7.25      6.89      6.87      6.84
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager      --         --        --        --        --       .11
Portfolio Turnover Rate        122.90c    313.40    347.68    214.55    176.59    161.35
-------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                 275,709    283,336   275,518   294,911   320,345   322,487

a  Annualized.
b  Exlusive of sales load.
c  Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

Dreyfus Core Bond Fund (the Fund) is a separate diversified series of Dreyfus Debt and Equity Funds (the Company) which is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company and operates as a series company currently offering six series, including the Fund. The Funds investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the Manager) serves as the Funds investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (Mellon). Premier Mutual Fund Services, Inc. (the Distributor) is the distributor of the Funds shares which are sold to the public without a sales load.

The Fund held a shareholder meeting on November 5, 1998, to vote on proposals to (i) change the Funds investment objective, from maximizing current income to maximizing total return (ii) eliminate a credit quality restriction that provided that 95% of the Funds assets may be invested in debt securities with a credit quality as low as CCC/Caa; and (iii) change certain of the Funds investment restrictions, to update them to current applicable law and to reclassify certain fundamental restrictiosns as non-fundamental. At the meeting, shareholders approved each proposal.

The Companys Board of Trustees approved, effective November 15, 1998, a change of the Funds name from Dreyfus Strategic Income Fund to Dreyfus Core Bond Fund.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Funds financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                The Fund     17

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service (Service) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Funds books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $1,064,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2003.

NOTE 2-Bank Lines of Credit:

The Fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed

                                                                The Fund     19
funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal
Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1999 was approximately $3,484,000, with a related weighted average annualized interest rate of 5.22%.

NOTE 3-Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Funds average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the Funds average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, the Fund was charged $347,433 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $111,340 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended April 30, 1999, the Fund was charged $15,900 pursuant to the custody agreement.

(c) Each trustee who is not an affiliated person as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended April 30, 1999, amounted to $383,447,102 and $348,821,388, respectively.
The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 1999, there were no open forward currency exchange contracts.

The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market

                                                                The Fund     21
risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to mark to market on a daily basis, which reflects the change in market value of the contracts at the close of each days trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.
When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1999 are set forth in the Statement of Financial Futures.

(b) At April 30, 1999, accumulated net unrealized appreciation on investments and financial futures was $905,254, consisting of $6,935,758 gross unrealized appreciation and $6,030,504 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

For More Information

Dreyfus
Core Bond Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999, Dreyfus Service Corporation  031SA994


Dreyfus Equity
Income Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the funds other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the funds investments and its share price.

      Contents
      THE FUND
--------------
   2  Letter from the President
   3  Discussion of Fund Performance
   6  Statement of Investments
   9  Statement of Assets and Liabilities
  10  Statement of Operations
  11  Statement of Changes in Net Assets
  12  Financial Highlights
  13  Notes to Financial Statements
  FOR MORE INFORMATION
----------------------
      Back Cover

Dreyfus Equity Income Fund

The Fund

LETTER FROM THE PRESIDENT
--------------------------
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Equity Income Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, youll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Funds portfolio manager, Timothy M. Ghriskey.

The past six months have been rewarding for many equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. The Federal Reserve Boards lowering of short-term interest rates in the fall of 1998 appears to have helped U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. As a result, several major market indices set new records, including the Dow Jones Industrial Averages first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ Index also recorded new highs.

Yet, until near the end of the six-month period, the stock markets advance remained relatively narrow, confined to a handful of highly valued growth and technology stocks. In April, however, some previously out-of-favor market sectors rallied strongly, including large-cap cyclical companies as well as some small- and midcap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Equity Income Fund.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
-------------------------------
Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Equity Income Fund perform relative to its benchmark?

Dreyfus Equity Income Fund (formerly Dreyfus Equity Dividend Fund) produced a total return during the six-month period of 13.71%,1 while the Funds benchmark Index, the Wilshire Large Company Value Index (the Index) achieved a total return of 15.04% for the same period.2 While the Index provided a slightly higher return than the Fund, we are pleased with the results in light of our distinctive strategy and objective, which is to maximize current income and realize capital appreciation primarily through carefully selected investments in dividend-paying, value-oriented stocks.

We attribute the Funds solid performance partly to a surprisingly rapid recovery of global capital markets in the wake of last summers decline. The recovery drove the overall market higher in the last few months of 1998, and a shift in market sentiment favored value-oriented stocks toward the end of the period.

What is the Funds investment approach?

Dreyfus Equity Income Fund invests primarily in carefully selected, value-oriented companies that pay above-average dividends relative to the Standard & Poors 500 Composite Stock Price Index. We believe that investing in dividend-paying stocks offers a more conservative approach to equity investing because the prices of dividend-paying stocks may decline less than other stocks in falling markets. In effect, the stocks dividend yields may provide a cushion against declines that other stocks do not enjoy.

The Funds conservative approach is also reflected in our buy-and-hold strategy, which targets long-term growth rather than short-term profit. Because we tend to buy and sell relatively few stocks over the course of a single year, we may be able to minimize investors tax liabilities and reduce the Funds trading costs.


                                                                The Fund     3

We select investments one stock and one company at a time. Our investment process begins with a computerized, quantitative analysis to identify dividend-paying stocks that meet our definition of value those that appear underpriced in relation to the companys intrinsic value. Then, among the stocks that have passed our value screens, we focus on companies that we believe are best positioned to grow in the current market environment. Our team of experienced analysts examines the fundamentals of each top-ranked candidate to decide which to purchase and which, if any, to sell. The result of our approach during the recent six-month period was a portfolio of approximately 50 stocks representing a variety of industries.

What other factors influenced the Funds performance?

The financial services industry, which represented the Funds single largest group of holdings, responded well to a strong U.S. economy and the apparent stabilization of many global economies. Our investments in this area focused on companies with far-flung global interests, such as Citigroup and Chase Manhattan, as well as regional institutions, such as First Tennessee National.

Strong consumer demand boosted shares of the Funds consumer durable stocks, such as General Motors, and consumer nondurables, such as Anheuser-Busch Cos. In the energy sector, holdings in companies such as Mobil and BP Amoco, A.D.S. rose rapidly in response to industry mergers, growing global industrial activity and production limits instituted by the Organization of Petroleum Exporting Countries (OPEC).

Our disciplined strategy also positioned the Fund to potentially benefit from the markets shift in favor of value-oriented stocks toward the end of the period. For example, the Fund achieved substantial gains from basic materials producers, such as duPont (E.I.) deNemours & Co.; capital goods companies, such as Boeing; and value technology companies, such as Harris.

In addition, our investment discipline enabled us to participate in strong-performing stocks within relatively weak industries. For example, the market generally did not reward telecommunications utilities to the same degree as other value-oriented stocks in April. Nevertheless, holdings such as AT&T and Ameritech were among the Funds best performers both for the month and the semiannual reporting period.

What is the Funds current strategy?

As of April 30, we have been encouraged by the markets apparent shift toward value. Valuations between growth-oriented and value-oriented stocks had reached historically wide levels by the first quarter of 1999. Even after Aprils shift in market sentiment from growth to value, that valuation gap remained relatively wide.

Of course, we cannot be certain that investors interest in value will continue, but we do not believe that current valuation disparities between growth and value are likely to persist. In our view, the past six months illustrate the importance of maintaining a disciplined investment style and the Funds commitment to value oriented, high-dividend-yielding investments. May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
2  SOURCE: WILSHIRE ASSOCIATES, INC.  The Wilshire Large Company Value
   Index is an unmanaged index reflecting the performance of the largest 750 stocks composing the Wilshire 5000 Index that meet statistical criteria for being a value stock.

                                                                The Fund     5

STATEMENT OF INVESTMENTS
April 30, 1999

-------------------------------------------------------------------------------
Common Stocks--97.7%                                    Shares      Value ($)
-------------------------------------------------------------------------------
Banking--20.1%
Bank of New York                                         2,600       104,000
Bank One                                                 1,900       112,100
BankAmerica                                              1,200        86,400
Chase Manhattan                                          1,600       132,400
First Tennessee National                                 3,000       129,375
First Union                                              1,400        77,525
Fleet Financial Group                                    2,200        94,737
KeyCorp                                                  2,900        89,719
Wachovia                                                 1,000        87,875
Wells Fargo                                              2,600       112,288
                                                                   1,026,419
Consumer Durables--4.4%
General Motors                                           1,400       124,512
Newell                                                   2,100        99,619
                                                                     224,131
Consumer Non-Durables--5.7%
Anheuser-Busch Cos.                                      1,500       109,687
Dean Foods                                               2,500        89,219
PepsiCo                                                  2,600        96,038
                                                                     294,944
Electronic Technology--6.9%
Boeing                                                   2,400        97,500
Harris                                                   2,500        86,406
International Business Machines                            800       167,350
                                                                     351,256
Energy Minerals--10.0%
Atlantic Richfield                                         900        75,544
BP Amoco, A.D.S.                                         1,000       113,187
Mobil                                                    1,300       136,175
Royal Dutch Petroleum (New York Shares)                  1,900       111,506
Texaco                                                   1,200        75,300
                                                                     511,712
Finance--6.2%
Citigroup                                                1,400       105,350
Equity Office Properties Trust                           4,000       110,250
Merrill Lynch                                            1,200       100,725
                                                                     316,325

-------------------------------------------------------------------------------
Common Stocks (continued)                               Shares      Value ($)
-------------------------------------------------------------------------------
Health Technology--4.5%
American Home Products                                   1,700       103,700
Pharmacia & Upjohn                                       2,300       128,800
                                                                     232,500
Insurance--3.6%
CIGNA                                                    1,200       104,625
XL Capital, Cl. A                                        1,300        78,894
                                                                     183,519
Process Industries--11.7%
Chesapeake                                               2,300        74,750
Crown Cork & Seal                                        2,700        87,750
Dow Chemical                                               900       118,069
duPont (E.I.) deNemours & Co.                            1,600       113,000
Goodrich (B.F.)                                          2,800       111,300
International Paper                                      1,800        95,963
                                                                     600,832
Producer Manufacturing--6.0%
General Electric                                           800        84,400
Honeywell                                                1,300       123,175
Minnesota Mining & Manufacturing                         1,100        97,900
                                                                     305,475
Technology Services--.2%
Computer Associates International                          200         8,537

Transportation--2.1%
Union Pacific                                            1,800       108,000

Utilities--16.3%
AT&T                                                     2,400       121,200
Ameritech                                                1,500       102,656
Bell Atlantic                                            1,700        97,963
CINergy                                                  2,400        71,550
Central and South West                                   3,300        81,881
MCI WorldCom                                             1,100 a      90,406
Sprint (FON Group)                                       1,100       112,819
Texas Utilities                                          2,000        79,500
U S West                                                 1,500        78,469
                                                                     836,444
Total Common Stocks
  (cost $4,295,836)                                                5,000,094

                                                                The Fund     7

-------------------------------------------------------------------------------
Short-Term Investments--2.7%                            Shares      Value ($)
-------------------------------------------------------------------------------
U.S. Treasury Bills;
4.27%, 7/22/1999
  (cost $138,640)                                      140,000       138,593
-------------------------------------------------------------------------------
Total Investments (cost $4,434,476)                     100.4%     5,138,687
Liabilities, Less Cash and Receivables                    (.4%)      (22,018)
Net Assets                                              100.0%     5,116,669

a  Non-income producing.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
                                                          Cost         Value
-------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of
  Investments                                         4,434,476    5,138,687
Dividends receivable                                                   6,552
Prepaid expenses                                                      15,487
Due from The Dreyfus Corporation and affiliates                        2,196
                                                                   5,162,922
-------------------------------------------------------------------------------
Liabilities ($):
Due to Distributor                                                     1,030
Cash overdraft due to Custodian                                       20,546
Accrued expenses                                                      24,677
                                                                      46,253
-------------------------------------------------------------------------------
Net Assets ($)                                                     5,116,669
-------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                    4,003,048
Accumulated undistributed investment income--net                       8,390
Accumulated net realized gain (loss) on investments                  401,020
Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                              704,211
-------------------------------------------------------------------------------
Net Assets ($)                                                     5,116,669
-------------------------------------------------------------------------------
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial
  Interest authorized)                                               293,316
Net Asset Value, offering and redemption price per share ($)           17.44

See notes to financial statements.

                                                                The Fund     9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------
Income:
Cash dividends (net of $174 foreign taxes withheld at source)            60,318
Interest                                                                  2,279
Total Income                                                             62,597
Expenses:
Management fee--Note 3(a)                                                17,761
Auditing fees                                                            13,963
Registration fees                                                        11,081
Shareholder servicing costs--Note--3(b)                                   6,480
Prospectus and shareholders reports                                      3,126
Custodian fees--Note 3(b)                                                 1,112
Legal fees                                                                  299
Trustees fees and expenses--Note 3(c)                                      210
Loan commitment fees--Note 2                                                 10
Miscellaneous                                                               918
Total Expenses                                                           54,960
Less--expense reimbursement from Manager due to
  undertaking--Note 3(a)                                                (25,349)
Net Expenses                                                             29,611
Investment Income--Net                                                   32,986
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                                 409,357
Net unrealized appreciation (depreciation) on investments               175,197
Net Realized and Unrealized Gain (Loss) on Investments                  584,554
Net Increase in Net Assets Resulting From Operations                    617,540

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------
                                                  Six Months Ended
                                                    April 30, 1999             Year Ended
                                                        (Unaudited)      October 31, 1998
--------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                      32,986                 86,382
Net realized gain (loss) on investments                    409,357                400,656
Net unrealized appreciation (depreciation) on investments  175,197               (159,179)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                617,540                327,859
--------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                                     (29,873)               (84,192)
Net realized gain on investments                          (407,514)              (329,506)
Total Dividends                                           (437,387)              (413,698)
--------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold                              291,111                657,588
Dividends reinvested                                       421,398                396,607
Cost of shares redeemed                                   (241,991)              (816,316)
Increase (Decrease) in Net Assets from Beneficial
  Interest Transactions                                    470,518                237,879
Total Increase (Decrease) in Net Assets                    650,671                152,040
--------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                      4,465,998              4,313,958
End of Period                                            5,116,669              4,465,998
Undistributed investment income--net                         8,390                  5,277
--------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                 17,031                 37,863
Shares issued for dividends reinvested                      25,972                 23,937
Shares redeemed                                            (14,364)               (46,766)
Net Increase (Decrease) in Shares Outstanding               28,639                 15,034

See notes to financial statements.

                                                                The Fund     11

FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Funds financial statements.

----------------------------------------------------------------------------------------------
                                        Six Months Ended
                                          April 30, 1999          Year Ended October 31,
                                                              -----------------------------
                                              (Unaudited)       1998       1997       1996a
----------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period               16.87       17.28      13.89      12.50
Investment Operations:
Investment income--net                               .12         .32        .32        .23
Net realized and unrealized gain
  (loss) on investments                             2.07         .87       3.67       1.38
Total from Investment Operations                    2.19        1.19       3.99       1.61
Distributions:
Dividends from investment income--net               (.11)       (.31)      (.32)      (.22)
Dividends from net realized gain on investments    (1.51)      (1.29)      (.28)        --
Total Distributions                                (1.62)      (1.60)      (.60)      (.22)
Net asset value, end of period                     17.44       16.87      17.28      13.89
--------------------------------------------------------------------------------------------
Total Return (%)                                   13.71b       7.17      29.34      12.93b
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets              .62b       1.25       1.27       1.08b
Ratio of net investment income
  to average net assets                              .69b       1.82       1.98       1.76b
Decrease reflected in above expense ratios
  due to undertakings by the Manager                 .53b        .84       1.36       1.05b
Portfolio Turnover Rate                            63.33b     168.02      80.43      98.84b
Net Assets, end of period ($ x 1,000)              5,117       4,465      4,314      2,858

a From December 29, 1995 (commencement of operations) to October 31, 1996. b Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Equity Income Fund (the Fund) is a separate diversified series of Dreyfus Debt and Equity Funds (the Company) which is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company and operates as a series company currently offering six series, including the Fund. The Funds investment objective is current income. Capital appreciation is a secondary objective. The Dreyfus Corporation (the Manager) serves as the Funds investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the Distributor) is the distributor of the Funds shares, which are sold to the public without a sales charge.

The Board of Trustees of the Company approved, effective March 1, 1999, a change of the Funds name from Dreyfus Equity Dividend Fund to Dreyfus Equity Income Fund.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

As of April 30, 1999, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 204,132 shares of the Fund.

The Funds financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and

                                                                The Fund     13
asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $202 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (Facility) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Funds average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1998 through October 31, 1999, to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Funds aggregate expenses exclusive of taxes, brokerage, interest on

                                                                The Fund     15
borrowings, commitment fees, Shareholder Services Plan fees and extraordinary expenses exceed an annual rate of 1% of the value of the Funds average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $25,349 during the period ended
April 30, 1999.

(b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Funds average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, the Fund was charged $5,920 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $526 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended
April 30, 1999, the Fund was charged $1,112 pursuant to the custody agreement.

(c) Each trustee who is not an affiliated person as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:
The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $2,954,930 and $3,002,174, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $704,211, consisting of $787,468 gross unrealized appreciation and $83,257 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                The Fund     17

For More Information

Dreyfus
Equity Income Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

c 1999, Dreyfus Service Corporation  042SA994


Dreyfus
High Yield
Securities Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                    THE FUND

------------------------------------------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             14     Statement of Assets and Liabilities

                             15     Statement of Operations

                             16     Statement of Changes in Net Assets

                             17     Financial Highlights

                             18     Notes to Financial Statements

                                    FOR MORE INFORMATION

------------------------------------------------------------------------------

                                    Back Cover

                                              The Fund
                                     Dreyfus
                  High Yield Securities Fund


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus High Yield Securities Fund, covering the six-month period from Novem ber 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Roger E. King, a member of the Dreyfus Taxable Fixed Income Team.


The past six months have been rewarding for many fixed-income investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many developed nations withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Fixed-income securities provided mixed results in this economic climate. While U.S. Treasury securities rallied strongly last summer when stocks and other types of bonds fell, they subsequently gave back most of their gains. Other types of bonds performed well, however, as investors shifted assets back into bond market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided attractive returns over the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus High Yield Securities Fund.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE

Roger E. King, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Securities Fund perform relative to its benchmark?

For the six-month period ended April 30, 1999, the Fund achieved a total return of 19.14%.1 This compares to a 8.88% return for the Fund's benchmark, the Merrill Lynch High Yield Master II Index.2

The Fund benefited from the general recovery of the high-yield market and from the exceptional strength of several market segments in which we invested heavily. Many of the market sectors we favored were hit hard by last summer's flight to quality, when domestic and international investors sought safety in the face of uncertainty in overseas markets. Many of the Fund's investments were seen by investors to hold extra risk; accordingly, they declined more sharply than broader market measures. But just as the flight to quality pushed certain sectors down further than the high-yield market as a whole, the subsequent recovery in such segments was stronger than the recovery of the overall market.

What is the Fund's investment approach?

The Fund attempts to maximize total return, including income and potential capital gains, through investments in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade bonds may be in an early stage of development or may have a highly leveraged balance sheet. To attract buyers and compensate them for assuming greater risks, these issuers must offer higher yields than those offered by more established companies.

To participate in potential capital gains, we base the selection of individual issues on careful credit analysis -- our projection of each issuer's ability to meet its obligations as they become due. Our emphasis is on special situations, which are primarily out-of-favor companies that we


                                                                   The Fund  3
believe may be undervalued. We search for trigger events that could lead the market to discover the value we have seen, and create the potential for price appreciation of the investment.

We add balance to our portfolio by purchasing securities of more established companies, which tend to operate in more stable markets with relatively predictable consumer demand. Our goal is to keep at least 25% of the Fund in these kind of relatively more mainstream securities.

What other factors influenced the Fund's performance?

The high-yield market recovered in stages from last summer's precipitous drop. As broader markets regained confidence, near-investment-grade securities recovered first. Then, defensive issues -- bonds of companies in industries seen considered recession-resistant, such as cable broadcasting and entertainment -- moved ahead. Off-the-run issues -- securities that are bought and sold infrequently in even the best of markets -- rebounded next. Finally, a booming equity market in sectors such as technology and telecommunications helped the high-yield market advance for these industries as well. Because of our emphasis on special situations, the bulk of our performance was achieved at the end of the reporting period, when a number of our investments performed exceptionally well.

For example, ICF Kaiser International has performed very well as its corporate restructuring progresses toward a positive resolution. The Echostar Communications position appreciated greatly as the business prospects of the issuer proved stronger than the market anticipated. Several bond holdings, most notably Rhythms NetConnections, had warrants attached to the bonds that greatly increased in value when the issuers' public equity prices surged in March and April.

What is the Fund's current strategy?

The primary driver of the high-yield market has been the strong U.S. economy. The stock market has performed well, and the high-yield market has followed. We are focusing on special situations because we believe that this segment holds the most potential for high total returns. However, we may reduce our exposure to equity-related issues that have increased rapidly in price, taking some profit and redeploying assets into more stable, higher rated bonds. Furthermore, we continue to believe that the global economic situation may contain more risk than is currently acknowledged, and that it may make sense to "take some risk off the table" by positioning the portfolio more defensively.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.

2 SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC. -- The Merrill Lynch
  High Yield Master II Index is a market capitalization weighted index including all domestic and Yankee high-yield bonds with at least $100 million par amount and greater than or equal to one year to maturity.


                                                                   The Fund  5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------------
                                                            Principal
Bonds and Notes--64.0%                                     Amount ($)             Value ($)
-------------------------------------------------------------------------------------------
Aircraft & Aerospace--.5%
Aircraft Lease Portfolio Securitisation 96-1,
  Pass-Through Trust, Ctfs.,
  Cl. D, 12.75%, 2006                                         897,967               888,987

Broadcasting--2.7%
Acme Intermediate Holdings/Finance, Ser. B,
  Sr. Secured Discount Notes, 12%, 2005a                    1,200,000               798,000
Acme Television/Finance, Ser. B,
  Sr. Discount Notes, 10.875%, 2004a                        1,100,000               957,000
Scandinavian Broadcasting System,
  Conv. Notes, 7%, 2004b                                    2,500,000             3,059,375
                                                                                  4,814,375
Building Materials--5.1%
American Eco, Ser. B,
  Sr. Notes, 9.625%, 2008                                   4,000,000             2,415,000
FWT,
  Sr. Sub. Notes, 9.875%, 2007c                             5,000,000               250,000
ICF Kaiser International,
  Sr. Sub. Notes, 13%, 2003                                 9,023,000             6,349,936
                                                                                  9,014,936
Cable Television--3.7%
Star Choice Communications,
  Sr. Notes, 13%, 2005 (Units)d                               500,000               515,000
Supercanal Holdings,
  Sr. Notes, 11.5%, 2005b                                   2,000,000               950,000
UIH Australia/Pacific:
  Ser. B, Sr. Discount Notes, 14.75%, 2006 (Units)a,d       6,380,000             4,593,600
  Ser. D, Sr. Discount Notes, 14.75%, 2006a                   670,000               482,400
                                                                                  6,541,000
Chemicals--.6%
Trans-Resources,
  Ser. B, Sr. Discount Notes, 12%, 2008a                    2,000,000             1,040,000
Commercial Mortgage
  Pass-Through Ctfs.--.9%
Structured Asset Securities, REMIC:
  Ser. Greenpoint 1996-A, Cl. B5, 8.372%, 2027b,e             278,606               218,815
  Ser. Greenpoint 1996-A, Cl. B6, 8.372%, 2027b,e             348,796                90,687
  Ser. 1996-CFL, Cl. H, 7.75%, 2028b                        1,750,000             1,260,289
                                                                                  1,569,791


-------------------------------------------------------------------------------------------
                                                            Principal
Bonds and Notes (continued)                                Amount ($)             Value ($)
-------------------------------------------------------------------------------------------

Consumer--2.3%
Packaging Resources,
  Sr. Notes, 13%, 2003                                      2,415,850             2,034,920
Syratech,
  Sr. Notes, 11%, 2007                                      3,000,000             1,995,000
                                                                                  4,029,920
Energy--4.2%
Belden & Blake, Ser. B,
  Sr. Sub. Notes, 9.875%, 2007                              4,000,000             3,060,000
Kelly Oil & Gas,
  Conv. Sub. Notes, 7.875%, 1999                            1,600,000               952,000
Michael Petroleum, Ser. B,
  Sr. Notes, 11.5%, 2005                                    2,000,000             1,170,000
Petsec Energy, Ser. B,
  Sr. Sub. Notes, 9.5%, 2007                                2,600,000             1,313,000
Sitel,
  Sr. Sub. Notes, 9.25%, 2006                               1,000,000               955,000
                                                                                  7,450,000
Entertainment--1.7%
Booth Creek Ski Holdings, Ser. B,
  Sr. Notes, 12.5%, 2007                                    3,000,000             2,865,000
Discovery Zone,
  Sr. Secured Notes, 13.5%, 2002c                             500,000               100,000
                                                                                  2,965,000
Financial--1.0%
Amresco,
  Sr. Sub. Notes, Ser. 98-A, 9.875%, 2005                   2,000,000             1,680,000

Food & Beverages--1.1%
Cuddy International,
  Sr. Notes, 10.75%, 2007                                   2,000,000             1,860,000

Gaming--1.2%
Hollywood Park,
  Sr. Sub. Notes, 9.25%, 2007b                              2,000,000             2,075,000

Metals--.3%
NSM Steel, Ser. B,
  Sr. Sub. Mortgage Notes, 12.25%, 2008 (Units)b,d          1,750,000                96,250

                                                               The Fund  7

-------------------------------------------------------------------------------------------
                                                            Principal
Bonds and Notes (continued)                                Amount ($)             Value ($)
-------------------------------------------------------------------------------------------
Metals (continued)
Northwestern Steel & Wire,
  Sr. Notes, 9.5%, 2001                                       812,000               515,620
                                                                                    611,870
Office Services--.8%
U.S. Office Products,
  Sr. Notes, 9.75%, 2008                                    2,000,000             1,390,000

Publishing--.6%
WAM ! NET,
  Sr. Discount Notes, 13.25%, 2005 (Units)a,b,d             1,750,000             1,102,500
Residential Mortgage
  Pass-Through Ctfs.--2.2%
Chase Mortgage Finance,
  Ser. 1994-E, Cl. B6, 6.25%, 2010b                           387,006               108,362
Citicorp Mortgage Services,
  REMIC, Ser. 1994-9, Cl. B2, 5.75%, 2009b                    450,108               126,030
GE Capital Mortgage Services:
  Home Equity Loan, Ser. 1996-HE4,
    Cl. B5, 9.316%, 2026b,e                                 1,289,575               296,602
  REMIC:
    Ser. 1993-13, Cl. B5, 6%, 2008b                           426,140               119,319
    Ser. 1994-15, Cl. B5, 6%, 2009b                           686,938               192,343
    Ser. 1994-21, Cl. B5, 6.5%, 2009b                         903,756               253,052
    Ser. 1996-10, Cl. B5, 6.75%, 2011b                        328,481                91,975
    Ser. 1996-12, Cl. B5, 7.25%, 2011b                        384,990               107,797
    Ser. 1996-14, Cl. 2B5, 7.25%, 2011b                       231,569                64,839
    Ser. 1997-11, Cl. B4, 7%, 2027b                           742,606               501,491
MORSERV,
  Ser. 1996-1, Cl. B5, 7%, 2011b                              457,491               128,097
Norwest Asset Securities:
  Ser. 1996-8, Cl. B4, 7.5%, 2026b                            123,237               100,785
  Ser. 1996-8, Cl. B5, 7.5%, 2026b                            183,666                51,426
  Ser. 1997-11. Cl. B4, 7%, 2027b                             245,855               183,623
  Ser. 1997-11, Cl. B5, 7%, 2027b                             369,089               103,345
  Ser. 1997-15, Cl. B4, 6.75%, 2012b                          399,385               313,143
  Ser. 1997-15, Cl. B5, 6.75%, 2012b                          239,410                67,035
  Ser. 1997-16, Cl. B5, 6.75%, 2027b                          296,502                83,020
Prudential Home Mortgage Securites,
  REMIC, Ser. 1996-7, Cl. B5, 6.75%, 2011b                    807,864               226,202


-------------------------------------------------------------------------------------------
                                                            Principal
Bonds and Notes (continued)                                Amount ($)             Value ($)
-------------------------------------------------------------------------------------------
Residential Mortgage
  Pass-Through Ctfs. (continued)
Residential Accredit Loans, REMIC:
  Ser. 1997-QS6, Cl. B2, 7.5%, 2012b                          148,634               121,508
  Ser. 1997-QS6, Cl. B3, 7.5%, 2012b                          351,484                98,415
Residential Funding Mortgage Securities I,
  Ser. 1997-S15, Cl. B2, 7%, 2027                             773,163               523,576
                                                                                  3,861,985
Technology--.8%
Entex Information Services,
  Sr. Sub. Notes, 12.5%, 2006                               1,850,000             1,325,063

Telecommunication/Carriers--16.0%
FirstWorld Communications,
  Sr. Discount Notes, 13%, 2008a                            5,500,000             3,052,500
Bell Technology Group,
  Sr. Notes, 13%, 2005 (Units)d                             3,000,000             3,461,250
Bestel,
  Sr. Discount Notes, 12.75%, 2005 (Units)a,d               5,000,000             2,862,500
DTI Holdings:
  Sr. Discount Notes, 12.5%, 2008 (Units)b,d                1,750,000               708,750
  Sr. Discount Notes, Ser. B, 12.5%, 2008a                  3,000,000             1,215,000
ESAT Telecom Group:
  Notes, 11.875%, 2008                                      1,000,000             1,082,500
  Sr. Discount Notes, 12.5%, 2007a                          1,000,000               747,500
MGC Communications, Ser. B
  Sr. Secured Notes, 13%, 2004                              5,000,000             4,775,000
Poland Telecom Finance,
  Sr. Notes, 14%, 2007 (Units)d                             6,750,000             6,345,000
Rhythms NetConnections,
  Sr. Discount Notes, 13.5%, 2008a                          3,000,000             1,710,000
Versatel Telecom,
  Sr. Notes, 13.25%, 2008 (Units)d                          2,000,000             2,170,000
                                                                                 28,130,000
Transportation--8.9%
American President,
  Sr. Notes, 7.125%, 2003                                   3,185,000             2,581,089
Canadian Airlines,
  Sr. Notes, 12.25%, 2006                                   4,850,000             1,818,750

                                                              The Fund  9

-------------------------------------------------------------------------------------------
                                                            Principal
Bonds and Notes (continued)                                Amount ($)             Value ($)
-------------------------------------------------------------------------------------------
Transportation (continued)
Fine Air Services,
  Sr. Notes, 9.875%, 2008                                   5,000,000             4,525,000
Golden Ocean Group,
  Sr. Notes, 10%, 2001                                      2,405,000               517,075
Holt Group,
  Sr. Notes, 9.75%, 2006                                    1,500,000               995,625
Park N View,
  Sr. Notes, 13%, 2008 (Units)d                             1,000,000               490,000
Terminal R.R. Association,
  First Mortgage Bonds, 4%, 2019                               57,000                45,492
Union Pacific,
  Sub. Deb, 5.5%, 2033                                        277,000               189,920
ValuJet,
  Sr. Notes, 10.25%, 2001                                   5,050,000             4,387,188
                                                                                 15,550,139
Wireless Communications--9.4%
American Mobile Satellite/AMSC Acquisition:
  Sr. Notes, 12.25%, 2008                                     500,000               372,500
  Sr. Notes, 12.25%, 2008 (Units)d                            500,000               348,125
Comunicacion Celular,
  Sr. Discount Notes, 14.125%, 2005a,b                      3,750,000             2,480,000
Conecel Holdings,
  Sr. Notes, 16.5%, 2000 (Units)b,d                         2,000,000               405,000
Consorcio Ecuatoriano,
  Notes, 14%, 2002                                          1,000,000               302,500
E. Spire Communications,
  Sr. Discount Notes, 12.75%, 2006a                         3,550,000             2,396,250
Ionica,
  Sr. Discount Notes, 15%, 2007a,c                          2,000,000                40,000
Northeast Optic Network,
  Sr. Notes, 12.75%, 2008                                   3,000,000             3,195,000
Occidente y Caribe Celular, Ser. B,
  Sr. Discount Notes, 14%, 2004a                            2,910,000             2,146,125
OnePoint Communications,
  Sr. Notes, 14.5%, 2008 (Units)d                           3,000,000             1,545,000
OrbCommunications Global/Capital,
  Sr. Notes, 14%, 2004                                      1,000,000             1,045,000
Telesystem International Wireless:
  Ser. B, Sr. Discount Notes, 13.25%, 2007a                 1,400,000               875,000
  Ser. C, Sr. Discount Notes, 10.5%, 2007a                  2,500,000             1,262,500
                                                                                 16,413,000

-------------------------------------------------------------------------------------------
                                                            Principal
Bonds and Notes (continued)                                Amount ($)             Value ($)
-------------------------------------------------------------------------------------------
Total Bonds and Notes
  (cost $134,647,465)                                                           112,313,566
-------------------------------------------------------------------------------------------
Common Stocks--4.2%                                            Shares             Value ($)
-------------------------------------------------------------------------------------------
Automotive--.0%
Glasstech warrantsf                                             2,000                 1,000

Broadcasting--.5%
Pegasus Media & Communications warrantsf                        5,000               300,000
Spanish Broadcasting System warrantsb,f                         3,000               615,000
                                                                                    915,000
Consumer--.0%
Discovery Zone warrantsf                                        4,500                     5

Paper & Packaging--.0%
SF Holdings Group, Cl. Cb,f                                     3,700                 7,400

Supermarkets-.0%
Electronic Retailing Systems International warrantsf            1,250                 6,250

Telecommunication/Carriers--3.2%
FirstWorld Communications warrantsf                             5,500               275,000
Hyperion Telecommunications warrantsf                           1,000                70,000
MGC Communications warrantsb,f                                  3,000               456,000
Rhythms NetConnections warrantsf                               20,000             4,683,840
RSL Communications warrantsf                                      880                96,910
                                                                                  5,581,750
Transportation--.0%
Golden Ocean Group warrantsf                                    3,000                 3,375
HighwayMaster Communications warrantsf                          4,000                   400
Teletrac Holdings warrantsf                                       750                     8
                                                                                      3,783
Wireless Communications--.5%
Advanced Radio Telecom warrantsf                               30,000                397,500
American Mobile Satellite warrantsf                             1,500                 45,187
Comunicacion Celular warrantsb,f                                1,000                 75,125
Iridium warrantsf                                               1,000                 20,125
Microcell Telecommunications warrantf                          16,000                274,640
Occidente y Caribe Celular warrantsf                            7,640                123,193
                                                                                     935,770
Total Common Stocks
  (cost $1,114,734)                                                                7,450,958


                                                                The Fund 11

-------------------------------------------------------------------------------------------
Preferred Stocks--24.7%                                    Amount ($)             Value ($)
-------------------------------------------------------------------------------------------
Broadcasting--6.5%
Granite Broadcasting,
  Cum., $127.50                                                 2,000             2,095,000
Pegasus Media & Communications,
  Ser. A, Cum., $127.50                                         5,081             5,652,613
Spanish Broadcasting System,
  Ser. A, Cum., $142.50                                         3,428             3,667,960
                                                                                 11,415,573
Cable Television--.6%
Echostar Communications,
  Ser. C, Cum. Conv., $3.375                                    5,000             1,025,000

Energy--1.1%
Clark USA,
  Sr. Cum., $115.00                                             2,794             1,885,950

Entertainment--4.4%
Paxson Communications:
  Cum., $125.00                                                   705               645,075
  Cum., $132.50                                                 6,080             5,076,800
  Cum. Conv., $975.00b                                            216             2,073,600
                                                                                  7,795,475
Paper & Packaging--.2%
SF Holdings Group,
  Cum., $137.50                                                 1,120               406,000

Publishing--1.8%
Day International Group,
  Cum., $122.50                                                 3,515             3,088,982

Supermarkets--2.0%
Supermarkets General,
  Cum., $3.52f                                                 96,000             3,492,000

Telecommunication/Carriers--4.5%
Concentric Network,
  Cum. Conv., $135.00                                           6,157             6,680,345
Hyperion Telecommunications,
  Ser. B, Cum.,  $128.75                                        1,209             1,142,505
                                                                                  7,822,850

-------------------------------------------------------------------------------------------
Preferred Stocks--(continued)                              Amount ($)             Value ($)
-------------------------------------------------------------------------------------------
Wireless Communications--3.6%
Crown Castle International,
  Cum., $127.50b                                                2,063             2,289,930
WinStar Communications,
  Ser. C, Cum., $142.50                                         5,000             4,000,000
                                                                                  6,289,930
Total Preferred Stocks
  (cost $44,541,620)                                                             43,221,760

-------------------------------------------------------------------------------------------
                                                            Principal
Short-Term Investments--5.7%                               Amount ($)             Value ($)
-------------------------------------------------------------------------------------------
U.S. Government Agencies;
Federal Home Loan Banks,
  4.8%, 5/3/1999
  (cost $9,970,341)                                         9,973,000             9,970,341
-------------------------------------------------------------------------------------------
Total Investments (cost $190,274,160)                           98.6%           172,956,625

Cash and Receivables (net)                                       1.4%             2,439,971

Net Assets                                                     100.0%           175,396,596


a Zero  coupon  until a  specified  date at which  time the stated  coupon  rate becomes effective until maturity.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to $21,302,130 or 12.1% of net assets.
c Non-income producing--security in default.
d With warrants to purchase common stock.
e Variable rate security-interest rate subject to periodic change.
f Non-income producing.
See notes to financial statements.

                                                              The Fund  13

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

------------------------------------------------------------------------------------------------
                                                                            Cost          Value
------------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments               190,274,160    172,956,625
Cash                                                                                     233,767
Dividends and interest receivable                                                      4,118,156
Receivable for investment securities sold                                              1,438,030
Receivable for shares of Beneficial Interest subscribed                                  172,683
Prepaid expenses                                                                          32,530
                                                                                     178,951,791
------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                            104,974
Due to Distributor                                                                        34,798
Payable for investment securities purchased                                            2,797,995
Payable for shares of Beneficial Interest redeemed                                       527,353
Accrued expenses                                                                          90,075
                                                                                       3,555,195
------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       175,396,596
------------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                      207,206,352
Accumulated undistributed investment income--net                                       1,580,792
Accumulated net realized gain (loss) on investments                                  (16,073,013)
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                             (17,317,535)
------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       175,396,596
------------------------------------------------------------------------------------------------
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)        14,440,334
Net Asset Value, offering and redemption price per share--Note 3(d) ($)                    12.15

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999  (Unaudited)

------------------------------------------------------------------------------------------------
Investment Income ($)
------------------------------------------------------------------------------------------------
Income:
Interest                                                                              9,606,566
Cash dividends                                                                        2,144,360
Total Income                                                                         11,750,926
Expenses:
Management fee--Note 3(a)                                                               479,928
Shareholder servicing costs--Note 3(b)                                                  240,443
Interest expense--Note 2                                                                 70,557
Professional fees                                                                        30,389
Registration fees                                                                        27,629
Prospectus and shareholders' reports                                                     13,950
Custodian fees--Note 3(b)                                                                 8,686
Trustees' fees and expenses--Note 3(c)                                                    6,076
Miscellaneous                                                                             5,149
Total Expenses                                                                          882,807
Investment Income--Net                                                               10,868,119
-----------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                                              (8,772,383)
Net unrealized appreciation (depreciation) on investments                            24,848,303
Net Realized and Unrealized Gain (Loss) on Investments                               16,075,920
Net Increase in Net Assets Resulting From Operations                                 26,944,039

See notes to financial statements.

                                                                  The Fund  15

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------
                                                            Six Months Ended
                                                              April 30, 1999          Year Ended
                                                                 (Unaudited)    October 31, 1998
------------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                            10,868,119          19,868,237
Net realized gain (loss) on investments                           (8,772,383)         (7,282,385)
Net unrealized appreciation (depreciation) on investments         24,848,303         (46,390,352)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                       26,944,039         (33,804,500)
------------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                                           (11,949,769)        (19,328,799)
Net realized gain on investments                                      --                (141,121)
Total Dividends                                                  (11,949,769)        (19,469,920)
------------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold                                     68,331,968         190,636,895
Dividends reinvested                                               8,225,325          13,452,641
Cost of shares redeemed                                          (46,451,058)       (141,818,296)
Redemption fee                                                        72,034             409,632
Increase (Decrease) in Net Assets from Beneficial Interest
  Transactions                                                    30,178,269          62,680,872
Total Increase (Decrease) in Net Assets                           45,172,539          9, 406,452
------------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                              130,224,057         120,817,605
End of Period                                                    175,396,596         130,224,057
------------------------------------------------------------------------------------------------
Undistributed investment income--net                               1,580,792           2,662,442
------------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                        6,079,617          12,746,280
Shares issued for dividends reinvested                               751,902             957,437
Shares redeemed                                                   (4,160,359)        (10,120,402)
Net Increase (Decrease) in Shares Outstanding                      2,671,160           3,583,315


See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.


----------------------------------------------------------------------------------------
                                       Six Months Ended
                                         April 30, 1999       Year Ended October 31,
                                                         -------------------------------
                                            (Unaudited)    1998       1997 a     1996 b
----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period             11.06    14.76      13.83      12.50
Investment Operations:
Investment income--net                             .80     1.55       1.58        .69
Net realized and unrealized gain (loss)
  on investments                                  1.20    (3.69)      1.05       1.19
Total from Investment Operations                  2.00    (2.14)      2.63       1.88
Distributions:
Dividends from investment income--net             (.92)   (1.57)     (1.56)      (.55)
Dividends from net realized gain on investments    --      (.02)      (.23)        --
Total Distributions                               (.92)   (1.59)     (1.79)      (.55)
Redemption fees added to paid-in capital           .01 c    .03 c      .09 c       --
Net asset value, end of period                   12.15    11.06      14.76      13.83
-------------------------------------------------------------------------------------
Total Return (%)                                 38.60 d (16.28)     21.13      25.14 d
-------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assets                              1.10 d   1.06        .71        .02 d
Ratio of interest expense to
  average net assets                               .10 d    .15        .34        .27 d
Ratio of net investment income
  to average net assets                          14.72 d  10.87      11.72      11.33 d
Decrease reflected in above expense ratios
  due to undertakings by the Manager                --       --        .43       1.55 d
Portfolio Turnover Rate                          29.22 e 117.34     252.50     233.62 e
--------------------------------------------------------------------------------------
Net Assets, end of period  ($ x 1,000)         175,397  130,224    120,818     24,857

a Restated to conform to current year presentation.
b From March 25, 1996 (commencement of operations) to October 31, 1996. c Based on average shares outstanding at each month end.
d Annualized.
e Not annualized.
See notes to financial statements.

                                                                The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus High Yield Securities Fund (the "Fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering six series, including the Fund. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $2,786 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the Fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                                   The Fund 19

The Fund has an unused capital loss carryover of approximately $7,297,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Lines of Credit:

The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1999 was approximately $2,776,000, with a related weighted average annualized interest rate of 5.12%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

During the period ended April 30, 1999, the Fund was charged $184,588 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $26,030 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended April 30, 1999, the Fund was charged $8,686 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the Fund on shares redeemed within six months following the date of issuance, including redemptions through the use of the Fund Exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $53,056,060 and $42,954,557, respectively.

At April 30, 1999, accumulated net unrealized depreciation on investments was $17,317,535, consisting of $15,439,334 gross unrealized appreciation and $32,756,869 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 21

NOTES

NOTES

                For More Information

Dreyfus
High Yield Securities Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109



To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com



             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999, Dreyfus Service Corporation     043SA994



Dreyfus
Short Term
High Yield Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents


                                    The Fund
--------------------------------------------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             12     Statement of Assets and Liabilities

                             13     Statement of Operations

                             14     Statement of Changes in Net Assets

                             15     Financial Highlights

                             16     Notes to Financial Statements

                                    For More Information

--------------------------------------------------------------------------------

                                    Back Cover

                                                          The Fund
                                        Dreyfus Short Term
                                           High Yield Fund


Letter From The President

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short Term High Yield Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Roger King, a member of the Dreyfus Taxable Fixed Income Team.

The past six months have been rewarding for many fixed-income investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many developed nations withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Fixed-income securities provided mixed results in this economic climate. While U.S. Treasury securities rallied strongly last summer when stocks and other types of bonds fell, they subsequently gave back most of their gains. Other types of bonds performed well, however, as investors shifted assets back into bond market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided attractive returns over the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Short Term High Yield Fund.

Sincerely,


/s/ Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer
The Dreyfus Corporation

May 13, 1999

DISCUSSION OF FUND PERFORMANCE

Roger King, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus Short Term High Yield Fund perform relative to its benchmark?

For the six-month period ended April 30, 1999, the Fund achieved a total return of 4.32%.1 This compares to a 8.88% return for the Fund's benchmark, the Merrill Lynch High Yield Master II Index.2 Despite the Fund's restricted maturity and duration, structure and composition, major reporting agencies report the Fund in a "high-yield bond" category with other longer term funds, because there are no existing categories for "short-term" high-yield funds. For this reason, we also gauge performance against a shorter term measure: the Dreyfus Customized Limited Term High Yield Index. This is a blended index, composed of four shorter-term subindices of the Merrill Lynch High Yield Master II. The Dreyfus Customized Index produced a 6.23% return for the period.3

We attribute the Fund's relative performance to our somewhat aggressive stance during the period. We were most heavily invested in securities with lower credit ratings at a time when the market sought and rewarded relatively higher credit quality in the junk bond universe.

What is the Fund's investment approach?

The Fund seeks to create high levels of current income, while managing interest-rate and credit risk by limiting the average effective maturity and duration of its holdings to three years or less. Shorter term securities are seen, in most cases, as having been useful tools in reducing interest rate and credit risk.

When seeking high-current income, we typically invest most of the Fund's total assets in fixed-income securities that are of below-investment-grade credit quality. Issuers of below-investment-grade securities may be in an early stage of development or may have a highly lever

                                                                      The Fund 3
aged balance sheet. To attract buyers, these issuers must offer higher yields than those offered by more established companies, to compensate the buyer for the greater risks.

Our approach to selecting individual issues is based on careful credit analysis -- our projection of each issuer's ability to meet its obligations as they become due. We buy debt from a range of different types of issuers. For example, new companies often must pay higher interest rates than more established firms. We carefully research these new issuers to find the most creditworthy, best income-producing bonds. We also buy "seasoned" bonds: bonds issued by companies with an established track record that have been outstanding for a number of years and now have a shorter time remaining until final maturity or projected retirement of the bond. We also seek out bonds that, while they are convertible into the issuer's common stock, will probably not be converted because the target stock price is not likely to be reached. Many times overlooked, these bonds often offer an attractive risk-adjusted return.

What other factors influenced the Fund's performance?

A variety of factors had an impact on the Fund's performance. The average credit rating in our portfolio over the period was single B. Lower rated issues such as these fell much faster and farther in price than did higher rated securities during the high-yield market upheaval of last summer and fall. This price downturn was maintained during the early part of this reporting period, contributing to underperformance. Lower rated issues also snapped back more slowly than better credits as the market recovered into 1999. We also held about half the portfolio in "yield-to-call" bonds: bonds that we anticipated would not remain outstanding until maturity, but would be refinanced long before they came due. During periods of market turmoil, yield-to-call bonds followed the same pattern as lower rated bonds: down more sharply than the market as a whole, and slower in recovery. Finally, sev-eral of the issuers whose bonds we held -- including companies such as Discovery Zone, Texfi Industries and Loewen Group -- did not perform as we had expected, creating a drag on return.

What is the Fund's current strategy?

We are working to better position the Fund to take advantage of recent market strengths and to better protect the Fund from potential recurrence of market instability. To that end, we are increasing the fund's overall credit quality, reducing our dependence on the yield-to-call strategy and reducing the fund's average maturity. We believe that in light of current and anticipated market conditions, these steps will help us achieve the goal of providing high-current income, while limiting exposure to broader market risks.

May 13, 1999


1 Total return includes reinvestment of dividends and any capital gains paid.

2 SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC.--The Merrill Lynch High-Yield Master II Index is a market capitalization weighted index including all domestic and Yankee high-yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity.

3 SOURCE: MERRILL
LYNCH, PIERCE, FENNER AND SMITH, INC.--The Dreyfus Customized Limited Term High Yield Index is composed of four subindices of the Merrill Lynch High Yield Master II Index. These subindices, blended and market weighted, are (i) BB-rated, 1-3 years, (ii) B-rated 1-3 years, (iii) BB-rated, 3-5 years and (iv) B-rated, 3-5 years. Unlike the Dreyfus Customized Limited Term High Yield Index, which is composed of bonds rated no lower than "B" the Fund can invest in bonds with lower credit ratings than "B" and as low as "D".

                                                                      The Fund 5

STATEMENT OF INVESTMENTS (Unaudited)

                                                                   Principal
Bonds and Notes--101.9%                                            Amount ($)   Value ($)
------------------------------------------------------------------------------------------
Aircraft & Aerospace--2.0%
AM General, Ser. B,
  Sr. Notes, 12.875%, 2002                                        1,000,000       705,000
Aircraft Lease Portfolio Securitisation 96-1,
  Pass-Through Trust, Ctfs.,
  Cl. D, 12.75%, 2006                                               538,780       533,391
America West Airlines Pass-Through Trust,
  Pass-Through Ctfs.,

  Ser. 1996-1, Cl. D, 8.16%, 2002                                   287,447       289,254
Burke Industries,
  Sr. Notes, 9.034%, 2007a                                        2,000,000     1,872,500
                                                                                3,400,145
Automotive--2.5%
Aetna Industries,

  Sr. Notes, 11.875%, 2006                                        3,000,000     3,232,500
Penda, Ser. B,
  Sr. Notes, 10.75%, 2004                                         1,000,000     1,025,000
                                                                                4,257,500
Broadcasting--3.9%
Azteca Holdings, S.A. de C.V.,

  Sr. Secured Notes, 11%, 2002                                      500,000       457,500
Paxson Communications,
  Sr. Sub. Notes, 11.625%, 2002                                   4,000,000     4,190,000
Univision Network Holding,
  Sub. Notes, 7%, 2002                                            2,550,575     1,822,500
                                                                                6,470,000
Building Materials--1.3%
ICF Kaiser International,
  Sr. Sub. Notes, 13%, 2003                                       3,000,000     2,111,250

Cable Television--7.7%
Adelphia Communications, Ser. B,
  Sr. Notes, 10.25%, 2000                                           600,000       621,750
Diamond Cable Communications:
  Sr. Discount Notes, 13.25%, 2004b                               4,500,000     4,691,250
  Sr. Discount Notes, 11.75%, 2005b                               2,000,000     1,810,000
Digital Television Service/Capital, Ser. B
  Sr. Sub. Notes, 12.5%, 2007                                     2,000,000     2,252,500
Net Sat Servicos,
  Sr. Secured Notes, 12.75%, 2001c                                  500,000       396,250

                                                                  Principal
Bonds and Notes (continued)                                       Amount ($)      Value ($)
-------------------------------------------------------------------------------------------
Pegasus Media & Communications, Ser. B,
  Sr. Sub. Notes, 12.5%, 2005                                     2,775,000       3,101,063
                                                                                 12,872,813
Commercial Mortgage
  Pass-Through Ctfs.--2.1%

GS Mortgage Securities II,

  Ser. 1999-FL2A, Cl. G, 7.048%, 2013a,d                          2,000,000       1,841,640
Nomura Depositor Trust ST1A,
  Ser. 1998-ST1, Cl. B2, 9.176%, 2003a                            2,000,000       1,751,563
                                                                                  3,593,203
Consumer--4.4%
BPC Holding, Ser. B,

  Sr. Secured Notes, 12.5%, 2006                                    350,000         372,750
Hosiery Corp. of America,
  Sr. Sub. Notes, 13.75%, 2002                                    2,500,000       2,696,875
Loewen Group,
  Putable Asset Trust Securities, 6.7%, 1999d                     1,000,000         560,000
Sharp Do Brazil,
  Medium-Term Notes, 9.625%, 2000e                                1,000,000         452,500
Signature Brands USA,
  Sr. Notes, 13%, 2002 (Units)f                                     750,000         832,500
Sweetheart Cup,
  Sr. Sub. Notes, 9.625%, 2000                                    2,500,000       2,400,000
                                                                                  7,314,625
Energy--2.8%
Clark USA, Ser. B,

  Sr. Notes, 10.875%, 2005                                        2,000,000       1,715,000
Gerrity Oil & Gas,
  Sr. Sub. Notes, 11.75%, 2004                                      544,000         569,160
Kelly Oil & Gas:
  Conv. Sub. Deb., 8.5%, 2000                                     2,370,000       1,398,300
  Conv. Sub. Notes, 7.875%, 1999                                  1,699,000       1,010,905
                                                                                  4,693,365

Entertainment--5.0%
American Skiing, Ser. B,

  Sr. Sub. Notes, 12%, 2006                                       4,000,000       3,740,000
Premier Parks, Ser. A,
  Sr. Notes, 12%, 2003                                            1,160,000       1,249,900
United Artists Theatres, Ser. B,
  Floating Rate Notes, 9.375%, 2007a                              4,000,000       3,300,000
                                                                                  8,289,900

Financial--.9%

Imperial Credit Capital Trust I, Ser. A,

  Remarketed Par Securities, 10.25%, 2002                         2,000,000       1,455,250

                                                                      The Fund 7

                                                                  Principal
Bonds and Notes (continued)                                       Amount ($)      Value ($)
-------------------------------------------------------------------------------------------
Food & Beverages--2.2%
Envirodyne Industries:

  Ser. B, First Priority Sr. Secured Notes, 12%, 2000             2,045,000       2,057,781
  Sr. Notes, 10.25%, 2001                                         2,000,000       1,550,000
                                                                                  3,607,781

Forest Products--3.8%
Maxxam Group Holdings,
  Sr. Secured Notes, 12%, 2003                                    6,110,000       6,384,950
Gaming--1.4%
Argosy Gaming,
  First Mortgage Bonds, 13.25%, 2004                              2,000,000       2,277,500
HealthCare--.7%
EyeCare Centers of America,
  Floating Interest Rate Sub. Term Securities, 8.952%, 2008a      1,500,000       1,220,625
Homebuilding--.6%
KHE Finance (Gtd. by Hovnanian Enterprises),
  Sub. Notes, 11.25%, 2002                                        1,000,000       1,013,750
Industrial--.6%
Interlake,
  Sr. Notes, 12%, 2001                                            1,000,000       1,073,750
Metals--13.0%
Kaiser Aluminum & Chemical,

  Sr. Notes, 9.875%, 2002                                         3,000,000       3,075,000
Northwestern Steel & Wire,
  Sr. Notes, 9.5%, 2001                                           2,000,000       1,270,000
Renco Metals,
  Sr. Notes, 11.5%, 2003                                          4,500,000       4,747,500
Republic Engineered Steels,
  First Mortgage Bonds, 9.875%, 2001                              8,175,000       8,542,875
Weirton Steel,
  Sr. Notes, 10.875%, 1999                                        4,150,000       4,191,500
                                                                                 21,826,875
Office Services--6.6%
Corporate Express,
  Conv. Sub. Notes, 4.5%, 2000                                    10,988,000      9,861,730
Pierce Leahy,
  Sr. Sub. Notes, 11.125%, 2006                                    1,130,000      1,265,600
                                                                                 11,127,330
Packaging--1.1%
Stone Container,

  Sr. Sub. Notes, 12%, 1999a                                         350,000        351,750

8

                                                                  Principal
Bonds and Notes (continued)                                       Amount ($)      Value ($)
-------------------------------------------------------------------------------------------
Packaging (continued)
Vicap, S.A. de C.V.,

  Gtd. Sr. Notes, 10.25%, 2002                                    1,500,000       1,492,500
                                                                                  1,844,250
Real Estate--2.7%
Associated Estates Realty,

  Sr. Notes, 8.375%, 2000                                         1,500,000       1,496,649
Rockefeller Center Properties,
  Conv. Deb., 0%, 2000                                            4,000,000       3,020,000
                                                                                  4,516,649
Retail--.6%

Cafeteria Operators

  (Gtd. by Furrs/Bishops Specialty Group),

  Sr. Secured Notes, 12%, 2001                                    1,000,000         997,500
Supermarkets--.6%
Pathmark Stores,

  Discount Notes, 10.75%, 2003b                                   1,000,000       1,000,000
Technology--2.1%
Baan,

  Conv. Sub. Notes, 4.5%, 2001                                    3,000,000       2,206,860
Lam Research,
  Conv. Notes, 5%, 2002                                           1,500,000       1,291,875
                                                                                  3,498,735
Telecommunication/Carriers--4.1%
Call-Net Enterprises,

  Sr. Discount Notes, 13.25%, 2004b                               6,000,000       6,172,500
GST USA,
  Sr. Discount Notes, 13.875%, 2005b                              1,000,000         763,750
                                                                                  6,936,250
Textiles--2.0%
Sassco Fashions,

  Sr. Notes, 12.75%, 2004                                         3,317,519       3,101,880
Texfi Industries,
  Sr. Sub. Deb., 8.75%, 1999g                                     2,500,000         287,500
                                                                                  3,389,380
Transportation--9.4%
Eletson Holdings,

  First Pfd. Ship Mortgage Notes, 9.25%, 2003                       850,000         823,438
MTL, Ser. B,
  Floating Interest Rate Sub. Term Securities, 10.5%, 2006a       3,000,000       2,820,000

                                                                      The Fund 9

                                                                  Principal
Bonds and Notes (continued)                                       Amount ($)      Value ($)
--------------------------------------------------------------------------------------------
Transportation (continued)
Moran Transportation, Ser. B,

  First Pfd. Ship Mortgage Notes, 11.75%, 2004                    3,350,000       3,659,875
OMI,

  Sr. Notes, 10.25%, 2003                                         2,000,000       2,025,000
Petro Stopping Centers/Financial,
  Sr. Notes, 10.5%, 2007                                          2,000,000       2,155,000
Union Pacific,
  Sub. Deb, 5.5%, 2033                                            3,068,000       2,103,513
ValuJet,
  Sr. Notes, 10.25%, 2001                                         2,450,000       2,128,438
                                                                                 15,715,264
Utilities--.1%
Hidroelectric Piedra Aguila,

  Medium-Term Notes, 10.625%, 2001g                               500,000           201,250

Wireless Communications--17.7%
Clearnet Communications,

  Sr. Discount Notes, 14.75%, 2005b                               4,000,000       3,740,000
Comunicacion Celular,
  Sr. Discount Notes, 14.125%, 2005b,d                            2,500,000       1,657,500
Dial Call Communications,
  Sr. Notes, 10.25%, 2005                                         4,791,000       4,994,618
Microcell Telecommunications, Ser. B,
  Sr. Discount Notes, 14%, 2006b                                  5,000,000       4,225,000
Mobile Telecommunications,
  Sr. Notes, 13.5%, 2002                                          1,200,000       1,368,000
NEXTEL Communications,
  Sr. Discount Notes, 9.75%, 2004                                 2,000,000       2,085,000
Occidente y Caribe Celular, Ser. B,
  Sr. Discount Notes, 14%, 2004b                                  5,000,000       3,687,500
Orion Network Systems,
  Sr. Discount Notes, 12.5%, 2007b                                7,000,000       4,305,000
Pagemart Nationwide,
  Sr. Discount Notes, 15%, 2005b                                  2,495,000       2,133,225
WinStar Communications,
  Sr. Discount Notes, 14%, 2005b                                  1,600,000       1,384,000
                                                                                 29,579,843
Total Bonds and Notes
  (cost $187,047,233)                                                           170,669,733

10

Common Stocks--.1%                                                 Shares          Value ($)
---------------------------------------------------------------------------------------------
Consumer--.0%

Discovery Zone warrantsd.h                                            1,000               1

Gaming--.0%

Sun International Hotelsh                                               198           8,378

Wireless Communications--.1%

Comunicacion Celular warrantsd,h                                      1,500         112,687
Total Common Stocks
  (cost $151,136)                                                                   121,066

Preferred Stocks--1.0%

Broadcasting--.9%
Spanish Broadcasting System:

  Ser. A, Cum., $142.50                                                 214         228,980
  Ser. A, Cum., $142.50d                                              1,228       1,313,960
                                                                                  1,542,940
Energy--.1%
Kelly Oil & Gas,

  Conv. Cum., $2.625                                                  34,70         175,669
Total Preferred Stocks
  (cost $2,433,995)                                                               1,718,609

-------------------------------------------------------------------------------------------
Total Investments (cost $189,632,364)                                 103.0%    172,509,408

Liabilities, Less Cash and Receivables                                 (3.0%)    (5,004,596)

Net Assets                                                            100.0%    167,504,812


a Variable rate security-interest rate subject to periodic change.
b Zero  coupon  until a  specified  date at which  time the stated  coupon  rate becomes effective until maturity.
c Reflects date security can be redeemed at holder's option; the stated maturity is 8/5/2004.
d Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to $5,485,788 or 3.3% of net assets.
e Reflects date security can be redeemed at holder's option; the stated maturity is 10/30/2005.
f With warrants to purchase common stock.
g Non-income producing--security in default.
h Non-income producing.
See notes to financial statements.

                                                                     The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

                                                                     Cost             Value
--------------------------------------------------------------------------------------------
Assets ($):

Investments in securities--See Statement of Investments         189,632,364     172,509,408
Interest and dividends receivable                                                 3,931,320
Receivable for shares of Beneficial Interest subscribed                              24,253
Prepaid expenses and other assets                                                    23,753
                                                                                176,488,734

--------------------------------------------------------------------------------------------
Liabilities ($):

Due to The Dreyfus Corporation and affiliates                                       107,543
Due to Distributor                                                                   34,363
Cash overdraft due to Custodian                                                     135,284
Bank loan payable--Note 2                                                         7,887,000
Payable for shares of Beneficial Interest redeemed                                  739,015
Interest payable--Note 2                                                             48,591
Accrued expenses                                                                     32,126
                                                                                  8,983,922
-------------------------------------------------------------------------------------------
Net Assets ($)                                                                  167,504,812
-------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                 194,081,610
Accumulated undistributed investment income--net                                     87,315
Accumulated net realized gain (loss) on investments                              (9,541,157)
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                        (17,122,956)
-------------------------------------------------------------------------------------------
Net Assets ($)                                                                  167,504,812
-------------------------------------------------------------------------------------------
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)   14,827,731
 Net Asset Value, offering and redemption price per share ($)                         11.30

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

Investment Income ($)
--------------------------------------------------------------------------------------------
Income:
Interest                                                                         10,849,497
Cash dividends                                                                       89,048
Total Income                                                                     10,938,545
Expenses:

Management fee--Note 3(a)                                                           594,425
Shareholder servicing costs--Note 3(b)                                              317,207
Interest expense--Note 2                                                            117,319
Professional fees                                                                    27,268
Registration fees                                                                    16,679
Prospectus and shareholders' reports                                                 11,072
Custodian fees--Note 3(b)                                                             8,159
Trustees' fees and expenses--Note 3(c)                                                6,288
Miscellaneous                                                                         6,345
Total Expenses                                                                    1,104,762
Investment Income--Net                                                            9,833,783
--------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                                          (7,575,195)
Net unrealized appreciation (depreciation) on investments                         5,453,902
Net Realized and Unrealized Gain (Loss) on Investments                           (2,121,293)
Net Increase in Net Assets Resulting from Operations                              7,712,490

See notes to financial statements.

                                                                     The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------
                                                       Six Months Ended
                                                         April 30, 1999          Year Ended
                                                            (Unaudited)    October 31, 1998
---------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                       9,833,783           19,007,204
Net realized gain (loss) on investments                     (7,575,195)          (1,959,796)
Net unrealized appreciation (depreciation)
  on investments                                             5,453,902          (22,833,877)
Net Increase (Decrease) in Net Assets                        7,712,490           (5,786,469)
  Resulting from Operatons
--------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                                      (9,912,285)         (18,947,207)
Net realized gain on investments                                    --           (1,405,597)
Total Dividends                                             (9,912,285)         (20,352,804)
---------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold                               95,937,027          248,552,018
Dividends reinvested                                         6,254,536           14,395,569
Cost of shares redeemed                                   (108,964,851)        (207,057,502)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                          (6,773,288)          55,890,085
Total Increase (Decrease) in Net Assets                     (8,973,083)          29,750,812
-------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                         176,477,895         146,727,083
End of Period                                               167,504,812         176,477,895
Undistributed investment income--net                             87,315             165,817
--------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                   8,363,150          19,465,771
Shares issued for dividends reinvested                          547,535           1,140,837
Shares redeemed                                             (9,523,694)         (16,472,534)
Net Increase (Decrease) in Shares Outstanding                 (613,009)           4,134,074

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-------------------------------------------------------------------------------------------
                                       Six Months Ended
                                         April 30, 1999            Year Ended October 31,
                                             (Unaudited)     1998        1997       1996a
-------------------------------------------------------------------------------------------
Per Share Data ($):

Net asset value, beginning of period              11.43     12.98       12.69       12.50
Investment Operations:
Investment income--net                              .61      1.22        1.29         .26
Net realized and unrealized
  gain (loss) on investments                       (.12)    (1.44)        .34         .19
Total from Investment Operations                    .49      (.22)       1.63         .45
Distributions:

Dividends from investment income--net              (.62)    (1.21)      (1.29)       (.26)
Dividends from net realized gain
  on investments                                    --       (.12)       (.05)        --
Total Distributions                                (.62)    (1.33)      (1.34)       (.26)
Net asset value, end of period                    11.30     11.43       12.98       12.69
-------------------------------------------------------------------------------------------
Total Return (%)                                   8.71b    (2.18)      13.38       17.02b
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to average

  net assets                                       1.08b     1.06        1.09         .92b
Ratio of interest expense to average
  net assets                                        .13b      .12         .22          --
Ratio of net investment income
  to average net assets                           10.75b     9.58       10.02        9.76b
Decrease reflected in above expense ratios
  due to undertakings by the Manager                --       --           .02        1.62b
Portfolio Turnover Rate                           35.83c    71.00      102.59       77.79c
Net Assets, end of period ($ x 1,000)           167,505   176,478     146,727      18,779

a From August 16, 1996 (commencement of operations) to October 31, 1996. b Annualized.
c Not annualized.
See notes to financial statements.

                                                                     The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short Term High Yield Fund (the "Fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering six series, including the Fund. The Fund's investment objective is to provide high current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable
16
quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $7,269 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an  unused  capital  loss  carryover  of  approximately  $1,960,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.
                                                                     The Fund 17

NOTE 2--Bank Lines of Credit:

The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1999 was approximately $4,578,700, with a related weighted average annualized interest rate of 5.17%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, the Fund was charged $228,625 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for provid-
18
ing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $52,496 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended April 30, 1999, the Fund was charged $8,159 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $63,033,491 and $73,753,175, respectively.

At April 30, 1999, accumulated net unrealized depreciation on investments was $17,122,956, consisting of $1,092,296 gross unrealized appreciation and $18,215,252 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
                                                                     The Fund 19

For More Information

Dreyfus Short Term
High Yield Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street

Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

             Not FDIC-Insured o Not Bank-Guaranteed o May Lose Value

(C) 1999 Dreyfus Service Corporation
                                                                        044SA994


Dreyfus Premier
Real Estate
Mortgage Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000- related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

      Contents

      THE FUND
--------------
    2  Letter from the President
    3  Discussion of Fund Performance
    6  Statement of Investments
    9  Statement of Assets and Liabilities
   10  Statement of Operations
   11  Statement of Cash Flows
   12  Statement of Changes in Net Assets
   14  Financial Highlights
   19  Notes to Financial Statements

   FOR MORE INFORMATION
-----------------------
       Back Cover

                      Dreyfus Premier     The Fund
            Real Estate Mortgage Fund



LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Real Estate Mortgage Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Michael Hoeh, a member of the Dreyfus Taxable Fixed Income Team.

The past six months have been rewarding for many fixed-income investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many developed nations withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Fixed-income securities provided mixed results in this economic climate. While U.S. Treasury securities rallied strongly last summer when stocks and other types of bonds fell, they subsequently gave back most of their gains. Other types of bonds performed well, however, as investors shifted assets back into bond market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided attractive returns over the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Real Estate Mortgage Fund.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Michael Hoeh, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Real Estate Mortgage Fund perform relative to its benchmark?

The Dreyfus Premier Real Estate Mortgage Fund (formerly Dreyfus Real Estate Mortgage Fund) produced a total return of 7.59% for Class A shares for the six-month period ending April 30, 1999.1 In comparison, the Fund's benchmarks, the Standard & Poor's Real Estate Investment Trust Composite Index2 and the Lehman Brothers Aggregate Bond Index3, returned 3.97% and 0.69%, respectively.

The public offering of the Fund's Class B, C, R, and T shares commenced on December 24, 1998. From December 24, 1998 through April 30, 1999, the Fund produced a total return of 7.64% for Class B shares, 7.76% for Class C shares, 8.07% for Class R shares, and 7.95% for Class T shares.

The Fund's strong performance was largely attributable to its diverse portfolio. Many of its real estate oriented peers were invested strictly in the common stock of real estate investment trusts (REITs), which have typically moved in line with small company stocks. By contrast, we combined REIT debt and equity securities with less price volatile real estate investments such as commercial mortgage-backed securities and residential mortgage-backed securities, a move that offset REIT volatility and served to boost the Fund's overall performance.

What is the Fund's investment approach?

Dreyfus Premier Real Estate Mortgage Fund's objective is to maximize total return, consisting of capital appreciation and current income. To reach that goal, the Fund invests primarily in mortgage-related securities, including below-investment grade issues. The portfolio maintains an average credit quality of BBB or higher, and balances volatile REITs with vehicles that can provide more predictable returns. The Fund generally can be characterized as a real estate "hybrid," investing in both real estate debt and equity.

                                                                The Fund     3

We use a three-step investment approach:

   * Asset allocation. We allocate the Fund's assets among commercial and residential mortgage-backed securities, U.S. government agency mortgages, commercial mortgage obligations, asset-backed securities, REIT debt, and REIT common and preferred stocks. The Fund is not subject to maintaining any express asset allocation percentages.

   We make decisions based on our analysis of the real estate market and risk-adjusted return projections for these investments.

* Quantitative analysis. Certain tools help us select among the various mortgage-related investments. We stay within a target duration, or interest-rate sensitivity, on the Fund's fixed-income securities ranging from 20% below to 20% above that of the Lehman Brothers Aggregate Index.

* Real estate fundamental analysis. We purchase REIT debt and equity investments with positive real estate fundamentals such as improving rental rates and low levels of new construction. To limit risk, we diversify the Fund's REIT holdings geographically and across real estate sectors.

What other factors influenced the Fund's performance?

Early in the period, we had a small percentage of the Fund's assets invested in REIT common stocks and a larger percentage in commercial mortgage-backed securities. Like other mortgage-related debt, commercial mortgage-backed bonds suffered in September and October of 1998 when a large hedge fund, Long Term Capital Management, was forced to liquidate nearly $10 billion of these types of securities. Nonetheless, due to their high yield, mortgage bonds performed much better than the REIT universe. As a result, our fundamental strategy -- emphasizing commercial mortgage-backed securities and de-emphasizing REITs -- contributed positively to performance.

As REITs began to recover, we increased their allocation in the portfolio. Among our new, higher-grade REIT holdings was Host Marriott, a hotel REIT specializing in high-end resort hotels. Host Marriott has few competitors in its market and we believe they should benefit from the strong economy. We also added Meditrust
(Unit), a nationwide provider of nursing homes and health care facilities that is benefiting from restructuring. Simon Property Group, another new holding, is the largest owner of retail malls in the U.S. Their new mall marketing strategy, "Simon Brand Ventures," offers major corporations the opportunity to become an exclusive provider of a product or service at Simon's locations. Finally, we added one commercial mortgage-backed security issued by Salomon Brothers and secured by a loan on New York's W.R. Grace building. Each of these additions enhanced the Fund's return.

Hurting performance were a few existing REIT holdings that declined during the REIT downturn. Also on the negative side were residential mortgage-backed securities, including those issued by Norwest Asset Securities, Chase Mortgage Finance, and GE Capital Mortgage Services. This sector has yet to fully recover from the September-October 1998 liquidity crisis. Other strategies that hurt return were liquidating our U.S. Treasury and Government National Mortgage Association (GNMA) positions. Overall, though, the Fund handily outperformed its benchmark indices over the period.

What is the Fund's current strategy?

We plan to maintain our increased position in the REIT sector, which is still recovering from its setback. New supply of both residential and commercial real estate is already low. If the U.S. economy continues to grow at a swift pace, we believe demand for both types of properties would increase. This combination of low supply and high demand would benefit REITs, as well as other sectors of the real estate market. We also plan to maintain our allocation to commercial mortgage-backed securities, which we believe still have room to rebound further.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A and Class T shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. The Dreyfus Corporation has agreed, until October 31, 1999, to waive receipt of its fees and/or assume the expenses of the Fund so that Fund expenses (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses, commitment fees on offerings, shareholder services fees and Rule12b-1 fees) do not exceed .65%.
2  The Standard & Poor's Real Estate Investment Trust (REIT) Composite
   Index is a capitalization-weighted index of 100 stocks designed to measure the performance of real estate investment trusts, commonly known as REITs, with a base value of 100 as of December 31, 1996. The Index includes reinvested dividends.
3 The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government-agency debt instruments, mortgage-backed securities and asset-backed securities. The Index includes reinvested dividends.

                                                                The Fund    5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

------------------------------------------------------------------------------
                                                     Principal
Bonds and Notes--94.7%                               Amount ($)       Value ($)
------------------------------------------------------------------------------
Asset-Backed Securities--3.1%
Nomura Depositor Trust,
   Ser. 1998-STI, Cl. B-2, 9.188%, 2003                500,000 a,b     437,891

Commercial Mortgage Pass-Through Ctfs.--34.2%
Asset Securitization,
   Ser. 1997-D5, Cl. A1-D, 6.85%, 2041                 750,000         756,914
DLJ Commercial Mortgage
   Ser. 1999-CG1, Cl. B-2, 7.486%, 2009              1,000,000 b       920,312
DLJ Mortgage Acceptance,
   Ser. 1997-CF2, Cl. B-3TB, 6.99%, 2009             1,000,000 a       907,500
GS Mortgage Securities II,
   Ser. 1998-GS1, Cl. D, 5.735%, 2000                  250,000 b       248,438
Library Tower Trust I,
   Ser. 1998-1, Cl. B, 6.66%, 2029                     500,000 a       492,185
Merrill Lynch Mortgage Investors,
   Ser. 1997-SD1, Cl. E, 6.280%, 2010                  775,000 a,b     726,805
Salomon Brothers Mortgage,
   Ser. 1997-TZH, Cl. D, 7.902%, 2022                  750,000 a       736,388
                                                                     4,788,542
Real Estate Investment Trusts--3.1%
Crescent Real Estate Equities,
   Notes, 7.5%, 2007                                   500,000 a       442,542

Residential Mortgage Pass-Through Ctfs.--36.7%
Chase Mortgage Finance:
   Ser. 1998-S3, Cl. B-4, 6.5%, 2013                   326,217 a       245,274
   Ser. 1998-S3, Cl. B-5, 6.5%, 2013                   435,141 a       108,785
   Ser. 1998-S5, Cl. B-5, 6.5%, 2013                   306,667 a        76,667
GE Capital Mortgage Services:
   Ser. 1996-1, Cl. B-4, 6.75%, 2011                   321,872 a       274,918
   Ser. 1998-16, Cl. B-4, 6.5%, 2013                   365,498 a       273,210
   Ser. 1998-16, Cl. B-5, 6.5%, 2013                   365,501 a        91,375
Norwest Asset Securities:
   Ser. 1997-17, Cl. B-5, 7.25%, 2027                1,036,505 a       309,656
   Ser. 1997-20, Cl. B-4, 6.75%, 2012                  240,711 a       188,659
   Ser. 1998-2, Cl. B-4, 6.50%, 2028                   371,236         284,460
   Ser. 1998-2, Cl. B-5, 6.50%, 2028                   371,776          95,500
   Ser. 1998-9, Cl. B-5, 6.50%, 2028                   271,939 a       181,209
   Ser. 1998-9, Cl. B-6, 6.50%, 2028                   408,951 a       104,346
   Ser. 1998-18, Cl. B-5, 6.25%, 2028                  347,658 a       217,286
   Ser. 1998-18, Cl. B-6, 6.25%, 2028                  521,508 a       135,592
   Ser. 1998-19, Cl. B-6, 6.5%, 2028                   328,912         109,003

------------------------------------------------------------------------------
                                                     Principal
Bonds and Notes (continued)                          Amount ($)       Value ($)
------------------------------------------------------------------------------
Residential Mortgage Pass-Through Ctfs. (continued)
PNC Mortgage Securities:
   Ser. 1997-8, Cl. 3B-4, 6.75%, 2012                  246,284 a       214,190
   Ser. 1997-8, Cl. 3B-5, 6.75%, 2012                  197,027 a       153,804
   Ser. 1997-8, Cl. 3B-6, 6.75%, 2012                  197,024 a        51,226
   Ser. 1998-2, Cl. 3B-6, 6.75%, 2013                  371,184 a        96,508
   Ser. 1998-2, Cl. 4B-6, 6.75%, 2027                  264,018 a        68,645
Prudential Home Mortgage,
   Ser., 1996-3, Cl. B-4, 6.75%, 2011                  268,353         215,788
Residential Funding Mortgage Securities I,
   Ser. 1997-S18, Cl. B-2, 6.75%, 2012                 219,516 a       152,563
   Ser. 1997-S18, Cl. B-3, 6.75%, 2012                 292,804 a        94,268
   Ser. 1998-S22, Cl. B-2, 6.5%, 2013                  375,704         281,308
   Ser. 1997-S21, Cl. B-2, 6.5%, 2012                  189,085 a       155,102
   Ser. 1997-S21, Cl. B-3, 6.5%, 2012                  252,210 a        63,289
   Ser. 1998-NS1, Cl. B-2, 6.375%, 2009                 74,711 a        54,702
   Ser. 1998-NS1, Cl. B-3, 6.375%, 2009                224,066 a        80,664
   Ser. 1998-S14, Cl. B-2, 6.5%, 2013                  497,545 a       373,936
   Ser. 1998-S14, Cl. B-3, 6.5%, 2013                  497,483 a       165,025
   Ser. 1998-S16, Cl. B-2, 6.5%, 2013                  223,641 a       153,963
   Ser. 1998-S16, Cl. B-3, 6.5%, 2013                  223,645 a        72,615
                                                                     5,143,536
U.S. Government Agencies--17.6%
Federal Home Loan Mortgage,
   REMIC, Multiclass Mortgage Participation Ctfs.
   (Interest Only Obligation):
   Ser. 1499, Cl. E, 7%, 2023                          864,285 c,d     342,084
   Ser. 1995, Cl. PY, 7%, 2027                         875,000 c,d     355,469
Federal National Mortgage Association:
   (Interest Only Obligation):
   Ser. 1542, Cl. QC, 7%, 2020                         750,000 c,d      77,925
   REMIC, Mutliclass Mortgage Participation Ctfs.,
   (Interest Only Obligation):
   Ser. 1993-119, Cl. JA, 7%, 2019                     986,771 d        34,695
   Ser. 1998-17, Cl. PL, 7%, 2019                    1,250,000 c,d     154,188
Government National Mortgage Association I,
   6%,                                                 500,000 e       484,530
   Project Notes:
   6.45%, 11/15/2033                                   498,493         504,101
   6.625%, 8/15/2028                                   497,833         509,498
                                                                     2,462,490
Total Bonds and Notes
   (cost $14,146,606)                                               13,275,001

                                                                The Fund     7

------------------------------------------------------------------------------
Equity-Related Securities--46.9%                       Shares         Value ($)
------------------------------------------------------------------------------
Common Stocks
Real Estate Investment Trusts:
Alexandria Real Estate                                  15,000         422,813
AvalonBay Communities                                   10,304         360,640
Cabot Industrial Trust                                  38,100         776,286
Camden Property Trust                                   10,000         270,000
Crescent Real Estate Equities                           12,000         268,500
Duke Realty Investments                                 15,000         352,500
Host Marriott                                           45,000         599,063
LNR Property                                            10,000         196,250
Meditrust                                               70,000         870,625
PS Business Parks                                       27,400         640,475
Public Storage                                          10,000         278,750
Reckson Associates Realty Corp                          14,000         315,000
SL Green Realty                                         17,000         337,875
Simon Property Group                                    20,000         573,750
Tower Realty Trust                                      15,000         307,500
Total-Equity Related Securities
   (cost $6,530,705)                                                 6,570,027
-------------------------------------------------------------------------------
Total Investments (cost $20,677,311)                    141.6%      19,845,028
Liabilities, Less Cash and Receivables                  (41.6%)     (5,830,379)
Net Assets                                              100.0%      14,014,649

a Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to $8,149,226 or 58.1% of net assets.
b  Variable interest rate--interest rate subject to change periodically.
c Securities held in whole or in part by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
d  Reflects notional face.
e  Purchased on a forward commitment basis.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------
                                                                Cost          Value
--------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments     20,677,311      19,845,028
Cash                                                                            71,507
Dividends and interest receivable                                              182,875
Paydowns receivable                                                              3,016
Prepaid expenses                                                                81,854
Due from The Dreyfus Corporation and affiliates                                  1,953
                                                                            20,186,233
--------------------------------------------------------------------------------------
Liabilities ($):
Due to Distributor                                                               2,763
Bank loan payable--Note 2                                                    4,647,000
Payable for investment securities purchased                                  1,461,709
Interest payable--Note 2                                                        46,609
Accrued expenses                                                                13,503
                                                                             6,171,584
--------------------------------------------------------------------------------------
Net Assets ($)                                                              14,014,649
--------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                             14,589,374
Accumulated undistributed investment income--net                               129,378
Accumulated net realized gain (loss) on investments                            128,180
Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                                     (832,283)
--------------------------------------------------------------------------------------
Net Assets ($)                                                              14,014,649

--------------------------------------------------------------------------------------
Net Asset Value Per Share
                       Class A       Class B       Class C       Class R       Class T
--------------------------------------------------------------------------------------
Net Assets ($)      13,685,526        25,069         1,078       301,897      1,079.33
Shares Outstanding   1,133,486         2,086        89,354        25,027        89,439
--------------------------------------------------------------------------------------
Net Asset Value
   Per Share ($)         12.07         12.02         12.06         12.06         12.07

See notes to financial statements.

                                                                The Fund     9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------------
Income:
Interest                                                                    687,484
Cash dividends                                                              176,970
Total Income                                                                864,454
Expenses:
Management fee--Note 3(a)                                                    42,078
Interest expense--Note 2                                                    120,660
Registration fees                                                            32,009
Shareholder servicing costs--Note 3(c)                                       17,586
Professional fees                                                             9,708
Prospectus and shareholders' reports                                          4,232
Custodian fees--Note 3(c)                                                     2,709
Trustees' fees and expenses--Note 3(e)                                          550
Distribution fees--Note 3(b)                                                     30
Miscellaneous                                                                11,100
Total Expenses                                                              240,662
Less--expense reimbursement from the Manager due to
   undertaking--Note 3(a)                                                   (61,731)
Net Expenses                                                                178,931
Investment Income--Net                                                      685,523
--------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                                     204,488
Net unrealized appreciation (depreciation) on investments                   114,909
Net Realized and Unrealized Gain (Loss) on Investments                      319,397
Net Increase in Net Assets Resulting From Operations                      1,004,920

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Cash Flows From Operating Activities ($):
Dividends and interest received                                856,667
Interest and loan commitment fees paid                         (97,541)
Operating expenses paid                                        (91,532)        667,594
Cash Flows From Investing Activities ($):
Purchases of portfolio securities                          (32,368,928)
Proceeds from sales of portfolio securities                 30,727,663      (1,641,265)
Cash Flows From Financing Activities ($):
Proceeds from Fund shares sold                                 883,285
Payments for Fund shares redeemed                             (751,769)
Cash dividends paid                                            (28,943)
Net proceeds from bank loans                                 1,165,000       1,267,573
   Increase in cash                                                            293,902
   Cash overdraft at beginning of period                                      (222,395)
   Cash at end of period                                                        71,507
--------------------------------------------------------------------------------------
Reconciliation of Net Increase in Net Assets
   Resulting From Operations to Net Cash
   Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations                         1,004,920
Adjustments to reconcile net increase in net assets
   resulting from operations to net cash provided by
   operating activities:
   Increase in dividends and interest receivable                                (5,263)
   Increase in interest payable                                                 23,119
   Decrease in accrued expenses                                                 (8,427)
   Increase in prepaid expenses                                                (27,717)
   Increase due from The Dreyfus Corporation
     and affiliates                                                              2,696
   Net interest sold on investments                                             (2,327)
   Net realized gain on investments                                           (204,498)
   Net unrealized appreciation on investments                                 (114,909)
Net Cash Provided by Operating Activities                                      667,594

See notes to financial statements

                                                                The Fund     11

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------
                                                  Six Months Ended
                                                    April 30, 1999          Year Ended
                                                        (Unaudited)*  October 31, 1998
--------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                      685,523          1,035,615
Net realized gain (loss) on investments                     204,488            205,391
Net unrealized appreciation (depreciation) on investments   114,909          (928,840)
Net Increase (Decrease) in Net Assets
   Resulting from Operations                              1,004,920           312,166
--------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                             (700,132)         (938,975)
Class B shares                                                 (577)               --
Class C shares                                                  (22)               --
Class R shares                                                  (25)               --
Class T shares                                                  (23)               --
Net realized gain on investments:
Class A shares                                             (282,340)         (123,741)
Total Dividends                                            (983,119)       (1,062,716)
--------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                              556,285         3,543,424
Class B shares                                               24,000                --
Class C shares                                                1,000                --
Class R shares                                              301,000                --
Class T shares                                                1,000                --
Dividends reinvested:
Class A shares                                              954,082         1,039,144
Class B shares                                                   24                --
Class C shares                                                   22                --
Class R shares                                                   25                --
Class T shares                                                   23                --
Cost of shares redeemed:
Class A shares                                             (751,769)       (1,320,983)
Increase (Decrease) in Net Assets from
   Beneficial Interest Transactions                       1,085,692         3,261,585
Total Increase (Decrease) in Net Assets                   1,107,493         2,511,035
--------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                      12,907,156        10,396,121
End of Period                                            14,014,649        12,907,156
Undistributed investment income--net                        129,378           144,634

* From December 24, 1998 (commencement of initial offering) to April 30, 1999, for Class B, Class C, Class R and Class T shares.

See notes to financial statements.

--------------------------------------------------------------------------------------
                                                  Six Months Ended
                                                    April 30, 1999      Year Ended
                                                        (Unaudited)*  October 31, 1998
--------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                                 47,096             271,699
Shares issued for dividends reinvested                      83,028              79,840
Shares redeemed                                            (64,538)           (103,016)
Net Increase (Decrease) in Shares Outstanding               65,586             248,523
--------------------------------------------------------------------------------------
Class B*
Shares sold                                                  2,084                  --
Shares issued for dividends reinvested                           2                  --
Net Increase (Decrease) in Shares Outstanding                2,086                  --
--------------------------------------------------------------------------------------
Class C*
Shares sold                                                     87                  --
Shares issued for dividends reinvested                           2                  --
Net Increase (Decrease) in Shares Outstanding                   89                  --
--------------------------------------------------------------------------------------
Class R*
Shares sold                                                 25,025                  --
Shares issued for dividends reinvested                           2                  --
Net Increase (Decrease) in Shares Outstanding               25,027                  --
--------------------------------------------------------------------------------------
Class T*
Shares sold                                                     87                  --
Shares issued for dividends reinvested                           2                  --
Net Increase (Decrease) in Shares Outstanding                   89                  --

* From December 24, 1998 (commencement of initial offering) to April 30, 1999.

See notes to financial statements.

                                                                The Fund     13

FINANCIAL HIGHLIGHTS

   The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-------------------------------------------------------------------------------------
                                          Six Months Ended
                                            April 30, 1999     Year Ended October 31,
                                                             ------------------------
Class A Shares                                  (Unaudited)         1998        1997a
-------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                  12.09        12.69       12.50
Investment Operations:
Investment income--net                                  .62         1.03         .06
Net realized and unrealized gain (loss)
   on investments                                       .26         (.52)        .13
Total from Investment Operations                        .88          .51         .19
Distributions:
Dividends from investment income--net                  (.64)        (.96)         --
Dividends from net realized gain on investments        (.26)        (.15)         --
Total Distributions                                    (.90)       (1.11)         --
Net asset value, end of period                        12.07        12.09       12.69
--------------------------------------------------------------------------------------
Total Return (%)                                      15.31c        3.82       17.34b,c
--------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to average net assets      2.76c         .90         .90c
Ratio of interest expense to average net assets        1.86c        1.66           --
Ratio of net investment income to average net assets  10.58c        8.13        5.39c
Decrease reflected in above expense ratios due to
   undertakings by the Manager                          .95c         .71        2.77c
Portfolio Turnover Rate                              164.73d      752.42      244.61d
--------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                13,686       12,907      10,396

a From September 30, 1997 (commencement of operations) to October 31, 1997. b Exclusive of redemption fee.
c  Annualized.
d  Not annualized.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                               Six Months Ended
                                                                 April 30, 1999
Class B Shares                                                       (Unaudited)a
-------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                                      11.47
Investment Operations:
Investment income--net                                                      .27
Net realized and unrealized gain (loss)
   on investments                                                           .56
Total from Investment Operations                                            .83
Distributions:
Dividends from investment income--net                                      (.28)
Net asset value, end of period                                            12.02
-------------------------------------------------------------------------------
Total Return (%)                                                          21.79b
-------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to average net assets                          3.51b
Ratio of interest expense to average net assets                            1.86b
Ratio of net investment income to average net assets                       9.84b
Decrease reflected in above expense ratios due to
   undertakings by the Manager                                              .95b
Portfolio Turnover Rate                                                  164.73c
-------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                        25

a From December 24, 1998 (commencement of initial offering) to April 30, 1999. b Annualized.
c  Not annualized.

See notes to financial statements.

                                                                The Fund     15

-------------------------------------------------------------------------------
                                                               Six Months Ended
                                                                 April 30, 1999
Class C Shares                                                       (Unaudited)a
-------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                                      11.47
Investment Operations:
Investment income--net                                                      .24
Net realized and unrealized gain (loss)
   on investments                                                           .60
Total from Investment Operations                                            .84
Distributions:
Dividends from investment income--net                                      (.25)
Net asset value, end of period                                            12.06
-------------------------------------------------------------------------------
Total Return (%)                                                          22.13b
-------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to average net assets                          3.51b
Ratio of interest expense to average net assets                            1.86b
Ratio of net investment income to average net assets                       9.84b
Decrease reflected in above expense ratios due to
   undertakings by the Manager                                              .95b
Portfolio Turnover Rate                                                  164.73c
-------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                         1

a From December 24, 1998 (commencement of initial offering) to April 30, 1999. b Annualized.
c  Not annualized.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                               Six Months Ended
                                                                 April 30, 1999
Class R Shares                                                       (Unaudited)a
-------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                                      11.47
Investment Operations:
Investment income--net                                                      .28
Net realized and unrealized gain (loss)
   on investments                                                           .60
Total from Investment Operations                                            .88
Distributions:
Dividends from investment income--net                                      (.29)
Net asset value, end of period                                            12.06
-------------------------------------------------------------------------------
Total Return (%)                                                          23.01b
-------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to average net assets                          2.51b
Ratio of interest expense to average net assets                            1.86b
Ratio of net investment income to average net assets                      10.84b
Decrease reflected in above expense ratios due to
   undertakings by the Manager                                              .95b
Portfolio Turnover Rate                                                  164.73c
-------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                       302

a From December 24, 1998 (commencement of initial offering) to April 30, 1999. b Annualized.
c  Not annualized.

See notes to financial statements.

                                                                The Fund     17

-------------------------------------------------------------------------------
                                                               Six Months Ended
                                                                 April 30, 1999
Class T Shares                                                       (Unaudited)a
-------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                                      11.47
Investment Operations:
Investment income--net                                                      .25
Net realized and unrealized gain (loss)
   on investments                                                           .61
Total from Investment Operations                                            .86
Distributions:
Dividends from investment income--net                                      (.26)
Net asset value, end of period                                            12.07
-------------------------------------------------------------------------------
Total Return (%)                                                          22.67b
-------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to average net assets                          3.01b
Ratio of interest expense to average net assets                            1.86b
Ratio of net investment income to average net assets                      10.34b
Decrease reflected in above expense ratios due to
   undertakings by the Manager                                              .95b
Portfolio Turnover Rate                                                  164.73c
-------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                         1

a From December 24, 1998 (commencement of initial offering) to April 30, 1999. b Annualized.
c  Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Real Estate Mortgage Fund (the "Fund") is a separate non-diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering six series, including the Fund. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Bank Corporation.

The Company's Board of Trustees approved, effective December 24, 1998, a change of the Fund's name from "Dreyfus Real Estate Mortgage Fund" to "Dreyfus Premier Real Estate Mortgage Fund" and the Fund became a five class fund.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 1999, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 939,481 Class A shares.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

                                                                The Fund     19

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $43 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the Fund to declare and pay dividends from investment income-net quarterly. Dividends from net realized capital gain, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus- managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1999 was approximately $4,690,000 with a related weighted average annualized interest rate of 5.19%.

                                                                The Fund     21

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from December 24, 1998 through October 31, 1999 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees, Rule 12b-1 distribution fees, shareholder servicing fees and expenses and extraordinary expenses) exceed an annual rate of .65 of 1% of the value of the Fund's average daily net assets. The expense reimbursement pursuant to the undertaking, amounted to $61,731 during the period ended April 30, 1999.

Dreyfus Service Corporation, a wholly owned subsidiary of the Manager, retained $1,484 during the period ended April 30, 1999, from commissions earned on sales of the Fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 1999, Class B, Class C and Class T shares were charged $27, $2 and $1, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B, Class C and Class T shares were charged $16,152, $9, $1 and $1, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $381 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended April 30, 1999, the Fund was charged $2,709 pursuant to the custody agreement.

(d) A 1% redemption fee is charged and retained by the Fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the Fund Exchange privilege.

(e) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $31,852,790 and $30,366,360, respectively.

At April 30, 1999, accumulated net unrealized depreciation on investments was $832,283, consisting of $268,742 gross unrealized appreciation and $1,101,025 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                The Fund     23

NOTES

For More Information

Dreyfus Premier
Real Estate Mortgage Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999 Dreyfus Service Corporation  045/245SA994


Dreyfus Premier
High Yield Debt
Plus Equity Fund

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                    CONTENTS

                    The Fund
                    ---------

                    2 Letter from the President

                    3 Discussion of Fund Performance

                    6 Statement of Investments

                   10 Statement of Assets and Liabilities

                   11 Statement of Operations

                   12 Statement of Changes in Net Assets

                   14 Financial Highlights

                   18 Notes to Financial Statements

                      For More Information
                      --------------------

                      Back Cover

                                                       THE FUND
                                        Dreyfus Premier
                       High Yield Debt Plus Equity Fund


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier High Yield Debt Plus Equity Fund, covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio managers, Roger King and John V. Koerber, members of the Dreyfus Taxable Fixed Income Team.

The past six months have been rewarding for many fixed-income investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many developed nations withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Fixed-income securities provided mixed results in this economic climate. While U.S. Treasury securities rallied strongly last summer when stocks and other types of bonds fell, they subsequently gave back most of their gains. Other types of bonds performed well, however, as investors shifted assets back into bond market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided attractive returns over the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier High Yield Debt Plus Equity Fund.

Sincerely,



/S/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE

John V. Koerber, Portfolio Manager
Roger E. King, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier High Yield Debt Plus Equity Fund perform relative to its benchmark?

For the six-month period ended April 30, 1999, the Fund achieved a total return of 42.92% for Class A shares, 42.42% for Class B shares, 42.39% for Class C shares and 42.65% for Class T shares.1 This compares to a 8.88% return for the Fund's benchmark, the Merrill Lynch High Yield Master II index. 2

The Fund benefited from the recovery of the high yield market, and from the exceptional strength of several market segments in which we invested heavily. Many of the market sectors we favored were hit hard by last summer's flight to quality, when domestic and international investors sought safety in the face of uncertainty in overseas markets. Many of the Fund's investments at that time, including both high yield bonds and stocks, were seen by the investors to hold extra risk: they declined more sharply than did broader market measures. But just as the flight to quality pushed certain sectors down further than the high-yield market as a whole, the subsequent recovery in such segments was stronger than the recovery of the overall market.

What is the Fund's investment approach?

The Fund attempts to maximize total return in two ways. First, we invest in fixed-income securities issued by companies with credit ratings below-investment-grade. Second, we purchase common stocks of companies that issue below-investment-grade debt. Issuers of below-investment-grade bonds may be at an early stage of development or have highly leveraged balance sheets. To attract buyers and compensate them for higher credit risk, these issuers must offer higher yields than those offered by more established companies.



                                                                      The Fund 3

Our approach to the selection of individual bonds is based on careful credit analysis -- our projection of an issuer's ability to meet its obligations. Our emphasis is on special situations, which are out-of-favor companies that we believe are undervalued. We believe that a trigger event will lead the market to discover the value we see, and the price of our investment will rise.

Of the approximately 2,000 companies issuing high-yield bonds, about one-third also issue common stock. We review these companies to find about one dozen stocks that we believe have the greatest potential for growth. When evaluating stocks, we look at factors that are similar to those we consider when purchasing high-yield bonds. Because stock prices tend to advance more rapidly on positive news than bond prices, we look to the stock portion of our portfolio to enhance overall performance in rising markets. We balance the proportions of stocks and bonds according to economic and financial events. Presently, we strive to invest about 25% of the portfolio in stocks.

What other factors influenced the Fund's performance?

The high-yield market recovered in stages from last summer's precipitous drop. As broader markets regained confidence, near-investment-grade securities recovered first. Then, defensive issues -- bonds of companies in industries considered recession-resistant, such as cable broadcasting and entertainment--moved ahead. Finally, a booming equity market in sectors such as technology and telecommunications carried the high-yield market in these industries as well. Because of our emphasis on special situations, our growth was concentrated at the end of the period when a number of our investments performed exceptionally well.

Several holdings performed very well. They include MGC Communications, a corporate telecommunications provider, ICF Kaiser International, an engineering management and facilities provider that is undergoing a corporate restructuring and EchoStar Communications, a consumer direct-satellite broadcast company.

What is the Fund's current strategy?

While we are very pleased with the Fund's performance over the semiannual period, we also acknowledge that portion of the gain was recovery from serious underperformance in the preceding period.

We currently intend to maintain our weightings of debt and equity, as we believe the high-yield debt markets offer better relative value (and hence, downside protection) than the equity offerings of this market at this time. 3

May 13, 1999

1 Total return included reinvestment of dividends and any capital gains paid, and does not reflect the maximum initial sales charge in the case of Class A and Class T shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

2 SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC. -- The Merrill Lynch
  High-Yield Master II Index is a market capitalization weighted index including all domestic and Yankee high-yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity.

3 Portfolio composition is subject to change at any time, as market conditions warrant or other factors deem advisable.

                                                                 The Fund 5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------
                                                                  Principal
Bonds and Notes--66.7%                                             Amount($)       Value ($)
--------------------------------------------------------------------------------------------
Airlines--2.4%
Canadian Airlines,
  Sr. Notes, 12.25%, 2006                                         800,000         300,000

Alternative Video Providers--2.8%
UIH Australia/Pacific, Ser.B,
  Sr. Discount Notes, 14.75%, 2006 (Units)a,b                     500,000         360,000

Broadcasting/Television--3.9%
Scandinavian Broadcasting System,
  Conv. Deb., 7%, 2004                                            400,000         489,500

Business Services--13.7%
American Eco, Ser. B,
  Sr. Notes, 9.625%, 2008                                         750,000         452,813
Employee Solutions, Ser. B,
  Sr. Notes, 10%, 2004                                            500,000         253,125
Entex Information Services,
  Sr. Notes, 12.5%, 2006                                          150,000         107,438
ICF Kaiser International,
  Sr. Sub. Notes, 13%, 2003                                       825,000         580,594
U.S. Office Products,
  Sr. Notes, 9.75%, 2008                                          500,000         347,500
                                                                                1,741,470
Chemicals--2.0%
Trans-Resources,
  Ser. B, Sr. Discount Notes, 12%, 2008a                          500,000         260,000

Competitive Local Exchange Carrier--8.9%
FirstWorld Communications,
  Sr. Discount Notes, 13%, 2008a                                  600,000         330,000
Phonetel Technologies,
  Sr. Notes, 12%, 2006c                                         1,500,000         442,500
Poland Telecom Finance,
  Sr. Notes, 14%, 2007 (Units)b                                   250,000         235,000
USN Communications, Ser. B,
  Sr. Discount Notes, 14.625%, 2004a,c                          1,247,000         118,464
                                                                                1,125,964
Consumer--2.6%

Samsonite,
  Sr. Sub. Notes, 10.75%, 2008                                    300,000         225,000
Syratech,
  Sr. Notes, 11%, 2007                                            150,000          99,750
                                                                                  324,750

6

--------------------------------------------------------------------------------------------
                                                                  Principal
Bonds and Notes (continued)                                        Amount($)       Value ($)
--------------------------------------------------------------------------------------------
Energy--2.7%
Kelly Oil & Gas,
  Conv. Sub. Notes, 7.875%, 1999                                  400,000         238,000
Petsec Energy, Ser B,
  Sr. Sub. Notes, 9.5%, 2007                                      200,000         101,000
                                                                                 339,000
Entertainment and Recreation--2.5%
Discovery Zone,
  Sr. Secured Notes, 13.5%, 2002b,c                               125,000          25,000
E&S Holdings, Ser. B,
  Sr. Sub Notes, 10.375%, 2006                                    239,000         111,135
Livent,
  Sr. Notes, 9.375%, 2004c                                        400,000         182,000
                                                                                  318,135
Forest Products--7.5%
Four M, Ser. B,
  Sr. Notes, 12%, 2006c                                           400,000         302,000
Maxxam Group Holdings,
  Sr. Secured Notes, 12%, 2003                                    250,000         261,250
SF Holdings, Ser. B,
  Sr. Secured Discount Notes, 12.75%, 2008a                     1,250,000         393,750
                                                                                  957,000
Industrial--.1%
FWT,
  Sr. Sub. Notes, 9.875%, 2007c                                   300,000          15,000

Insurance--2.9%
Penncorp Financial,
  Sr. Sub. Notes, 9.25%, 2003                                     500,000         362,500

Metals--7.0%
Metal Management,
  Sr. Notes, 10%, 2008                                            600,000         483,000
Northwestern Steel & Wire,
  Sr. Notes, 9.5%, 2001                                           600,000         381,000
Recycling Industries,
  Sr. Sub. Notes, 13%, 2005c                                      200,000          25,000
                                                                                  889,000
Retail--1.5%
J. Crew Group, Ser. B,
  Sr. Discount Notes, 13.125%, 2008a                              350,000         197,750


                                                                  The Fund 7

--------------------------------------------------------------------------------------------
                                                                  Principal
Bonds and Notes (continued)                                        Amount($)       Value ($)
--------------------------------------------------------------------------------------------
Satellite--2.4%
American Mobile Satellite/AMSC Acquistion, Ser. B,
  Sr. Notes, 12.25%, 2008 (Units)b                                400,000         298,000

Technology--2.5%
Therma-Wave, Ser. B,
  Sr. Notes, 10.625%, 2004                                        400,000         322,000

Wireless Communication--1.3%
Comunicacion Celular,
  Sr. Discount Notes, 14.125%, 2005a,d                            250,000         165,000
Total Bonds and Notes
  (cost $8,934,131)                                                             8,465,069
--------------------------------------------------------------------------------------------
Common Stocks--18.0%                                               Shares          Value ($)
--------------------------------------------------------------------------------------------
Aerospace--1.3%
American Pacifice                                                 20,000          165,000

Airlines--1.5%
America West Airlines warrantse                                   20,000          185,000

Alternative Video Providers--1.3%
Pegasus Communicationse                                            4,000          164,000

Broadcasting/Television--.9%
Granite Broadcastinge                                             15,000          113,437

Building Materials--1.5%
Associated Materials                                              15,000          193,125

Competitive Local Exchange Carrier--2.9%
FirstWorld Communications warrants d,e                               600           30,000
MGC Communicationse                                               10,000          340,000
                                                                                  370,000

Consumer--3.7%
Coinmach Laundrye                                                 38,000          465,500

Entertainment and Recreation--2.6%
American Skiinge                                                  65,000          333,125

Forest Products--.0%
SF Holdings, Cl. Cd, e                                             2,500            5,000

PCS/EMSR--2.3%
Clearnet Communicationse                                          24,500          286,344
Total Common Stocks
  (cost $2,255,607)                                                             2,280,531

8

--------------------------------------------------------------------------------------------
Preferred Stocks--11.2%                                          Shares          Value ($)
--------------------------------------------------------------------------------------------
Alternative Video Providers--1.6%
Echostar Communications,
  Ser. C, Cum. Conv., $3.375                                      1,000           205,000

Broadcasting/Television--3.6%
Paxson Communications,
  Cum. Conv., $975d                                                  48           460,800

Competitive Local Exchange Carrier--3.8%
Winstar Communications,
  Ser. C, Cum., $142.50                                             600           480,000

Supermarkets--2.2%
Supermarkets General,
  Cum., $3.52e                                                    7,500           272,813

Total Preferred Stocks
  (cost $1,313,100)                                                             1,418,613
--------------------------------------------------------------------------------------------
                                                                 Principal
Short-Term Investments--1.6%                                     Amount ($)      Value ($)
--------------------------------------------------------------------------------------------
U. S. Government Agencies;
Federal Home Loan Banks,
  Discount Notes, 4.8%, 5/3/1999
  (cost $198,947)                                               199,000           198,947

--------------------------------------------------------------------------------------------
Total Investments (cost $12,701,785)                              97.5%        12,363,160

Cash and Receivables (net)                                         2.5%           315,037

Net Assets                                                       100.0%        12,678,197

a Zero coupon until a specified date at which time
  the stated coupon rate becomes effective until maturity.
b With warrants to purchase common stock.
c Non-income producing--security in default.
d Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to $660,800 or 5.2% of net assets.
e Non-income producing.
See notes to financial statements.

                                                                      The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------
                                                                        Cost          Value
--------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--
 See Statement of Investments                                     12,701,785     12,363,160
Interest and dividends receivable                                     15,000        333,733
Receivable for shares of Beneficial
  Interest subscribed
Prepaid expenses and other assets                                                    41,726
Due from The Dreyfus Corporation                                                     10,498
                                                                                 12,764,117
--------------------------------------------------------------------------------------------
Liabilities ($):
Due to Distributor                                                                    6,681
Cash overdraft due to Custodian                                                       7,117
Accrued expenses                                                                     72,122
                                                                                     85,920
--------------------------------------------------------------------------------------------
Net Assets ($)                                                                   12,678,197
--------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                  11,286,336
Accumulated undistributed investment                                                201,334
   income--net
Accumulated net realized gain (loss)                                              1,529,152
   on investments
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                                           (338,625)
--------------------------------------------------------------------------------------------
Net Assets ($)                                                                   12,678,197
--------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                  Class A       Class B      Class C     Class T
--------------------------------------------------------------------------------------------
Net Assets ($)                  4,877,419     5,392,061    1,216,540   1,192,177
Shares Outstanding                351,525       388,192       87,640      85,884
--------------------------------------------------------------------------------------------
Net Asset Value Per Share ($)       13.88         13.89        13.88       13.88


See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------------------
Income:

Interest                                                                           673,368
Cash dividends                                                                      68,283
Total Income                                                                       741,651
Expenses:

Management fee--Note 2(a)                                                           37,963
Registration fees                                                                   43,638
Legal fees                                                                          30,000
Distribution fees--Note 2(b)                                                        20,897
Auditing fees                                                                       15,000
Shareholder servicing costs--Note 2(c)                                              12,956
Prospectus and shareholders' reports                                                 5,947
Custodian fees--Note 2(c)                                                            4,200
Trustees' fees and expenses--Note 2(d)                                                 384
Miscellaneous                                                                        6,097
Total Expenses                                                                     177,082
Less--expense reimbursement from the Manager
  due to undertaking--Note 2(a)                                                   (105,568)
Net Expenses                                                                        71,514
Investment Income--Net                                                             670,137
--------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 3:
Net realized gain (loss) on investments                                          1,582,572
Net unrealized appreciation (depreciation) on investments                        1,498,064
Net Realized and Unrealized Gain (Loss) on Investments                           3,080,636
Net Increase in Net Assets Resulting from Operations                             3,750,773

See notes to financial statements.

                                                                The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------
                                                      Six Months Ended
                                                        April 30, 1999            Year Ended
                                                            (Unaudited)     October 31, 1998*
---------------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                         670,137                207,990
Net realized gain (loss) on investments                      1,582,572                (53,420)
Net unrealized appreciation (depreciation)
  on investments                                             1,498,064             (1,836,689)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                  3,750,773             (1,682,119)
---------------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                                (216,238)               (59,567)
Class B shares                                                (219,273)               (52,961)
Class C shares                                                 (48,708)               (14,021)
Class T shares                                                 (51,785)               (14,240)
Total Dividends                                               (536,004)              (140,789)
---------------------------------------------------------------------------------------------------
Beneficial Interest Transactions:
Net proceeds from shares sold:
Class A shares                                                 59,015               4,024,588
Class B shares                                                521,640               4,180,616
Class C shares                                                 15,000               1,088,000
Class T shares                                                     --               1,000,000
Dividends reinvested:
Class A shares                                                215,684                  59,567
Class B shares                                                209,772                  52,961
Class C shares                                                 48,100                  13,840
Class T shares                                                 51,786                  14,240
Cost of shares redeemed:
Class B shares                                               (203,973)                     --
Class C shares                                                     --                 (64,500)
Increase (Decrease) in Net Assets
  from Beneficial Interest Transactions                       917,024              10,369,312
Total Increase (Decrease) in Net Assets                     4,131,793               8,546,404
---------------------------------------------------------------------------------------------------
Net Assets ($)
Beginning of Period                                         8,546,404                      --
End of Period                                              12,678,197               8,546,404
Undistributed investment income--net                          201,334                  67,201

* From June 29, 1998 (commencement of operations) to October 31, 1998. See notes to financial statements.

12

------------------------------------------------------------------------------------
                                            Six Months Ended
                                              April 30, 1999            Year Ended
                                                  (Unaudited)     October 31, 1998*
------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                            4,985               321,985
Shares issued for dividends reinvested                18,833                 5,722
Net Increase (Decrease) in Shares Outstanding         23,818               327,707
------------------------------------------------------------------------------------
Class B
Shares sold                                           46,031               336,268
Shares issued for dividends reinvested                18,270                 5,088
Shares redeemed                                      (17,465)                   --
Net Increase (Decrease) in Shares Outstanding         46,836               341,356
------------------------------------------------------------------------------------
Class C
Shares sold                                            1,079                87,040
Shares issued for dividends reinvested                 4,190                 1,331
Shares redeemed                                           --                (6,000)
Net Increase (Decrease) in Shares Outstanding          5,269                82,371
------------------------------------------------------------------------------------
Class T
Shares sold                                               --                80,000
Shares issued for dividends reinvested                 4,516                 1,368
Net Increase (Decrease) in Shares Outstanding          4,516                81,368

*  From June 29, 1998 (commencement of operations) to October 31, 1998.
See notes to financial statements.

                                                                     The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.
--------------------------------------------------------------------------------
                                           Six Months Ended
                                             April 30, 1999        Year Ended
Class A Shares                                   (Unaudited) October 31, 1998 a
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                 10.27              12.50
Investment Operations:
Investment income--net                                 .79                .27
Net realized and unrealized gain (loss)
  on investments                                      3.47              (2.31)
Total from Investment Operations                      4.26              (2.04)
Distributions:
Dividends from investment income--net                 (.65)              (.19)
Net asset value, end of period                       13.88              10.27
--------------------------------------------------------------------------------
Total Return (%) b                                   86.55 c           (16.38) d
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets               1.00 c             1.00 c
Ratio of net investment income (loss)
  to average net assets                              13.65 c             7.07 c
Decrease reflected in above expense ratios
  due to undertaking by the Manager                   2.07 c             2.26 C
Portfolio Turnover Rate                              80.74 d            42.54 d
--------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                4,877              3,364

a From June 29, 1998 (commencement of operations) to October 31, 1998. b Exclusive of sales load.
c Annualized.
d Not annualized. See notes to financial statements.

--------------------------------------------------------------------------------
                                            Six Months Ended
                                              April 30, 1999        Year Ended
Class B Shares                                    (Unaudited) October 31, 1998 a
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                   10.26            12.50
Investment Operations:
Investment income--net                                   .73              .24
Net realized and unrealized gain (loss)
  on investments                                        3.49            (2.32)
Total from Investment Operations                        4.22            (2.08)
Distributions:
Dividends from investment income--net                   (.59)            (.16)
Net asset value, end of period                         13.89            10.26
--------------------------------------------------------------------------------
Total Return (%) b                                     85.54 c         (16.64) d
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                 1.75 c           1.75 c
Ratio of net investment income (loss)
  to average net assets                                12.92 c           6.32 c
Decrease reflected in above expense ratios
  due to undertaking by the Manager                     2.11 c           2.26 c
Portfolio Turnover Rate                                80.74 d          42.54 d
--------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                  5,392            3,503

a From June 29, 1998 (commencement of operations) to October 31, 1998. b Exclusive of sales load.
c Annualized.
d Not annualized.


                                                                    The Fund 15

--------------------------------------------------------------------------------
                                         Six Months Ended
                                           April 30, 1999         Year Ended
Class C Shares                                 (Unaudited)  October 31, 1998 a
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                10.25              12.50
Investment Operations:
Investment income--net                                .74                .25
Net realized and unrealized gain (loss)
  on investments                                     3.47              (2.33)
Total from Investment Operations                     4.21              (2.08)
Distributions:

Dividends from investment income--net                (.58)              (.17)
Net asset value, end of period                      13.88              10.25
--------------------------------------------------------------------------------
Total Return (%) b                                  85.48 c           (16.64) d
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets              1.75 c             1.75 c
Ratio of net investment income (loss)
  to average net assets                             12.89 c             6.29 c
Decrease reflected in above expense ratios
  due to undertaking by the Manager                  2.03 c             2.26 c
Portfolio Turnover Rate                             80.74 d            42.54 d
--------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)               1,217                844

a From June 29, 1998 (commencement of operations) to October 31, 1998. b Exclusive of sales load.
c Annualized.
d Not annualized. See notes to financial statements.

--------------------------------------------------------------------------------
                                            Six Months Ended
                                              April 30, 1999        Year Ended
Class T Shares                                    (Unaudited) October 31, 1998 a
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                  10.26             12.50
Investment Operations:
Investment income--net                                  .77               .26
Net realized and unrealized gain (loss)
  on investments                                       3.48             (2.32)
Total from Investment Operations                       4.25             (2.06)
Distributions:
Dividends from investment income--net                  (.63)             (.18)
Net asset value, end of period                        13.88             10.26
--------------------------------------------------------------------------------
Total Return (%) b                                    86.01 c          (16.64) d
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                1.25 c            1.25 c
Ratio of net investment income (loss)
  to average net assets                               13.39 c            6.82 c
Decrease reflected in above expense ratios
  due to undertaking by the Manager                    2.07 c            2.26 c
Portfolio Turnover Rate                               80.74 d           42.54 d
--------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                 1,192               835

a From June 29, 1998 (commencement of operations) to October 31, 1998. b Exclusive of sales load.
c Annualized.
d Not annualized. See notes to financial statements.

                                                                     The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--Significant Accounting Policies:

Dreyfus Premier High Yield Debt Plus Equity Fund (the "Fund") is a separate non-diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering six series, including the Fund. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Bank Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares of the Fund:

Class A ..................344,404      Class C ..................85,521
Class B ..................341,879      Class T ..................85,884

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $1,875 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                                     The Fund 19

(c) Dividends to shareholders: It is the policy of the Fund to declare and pay dividends from investment income-net quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has unused capital loss carryover of approximately $53,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from June 29, 1998 through April 30, 1999 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees, Rule 12b-1 distribution fees and expenses and extraordinary expenses exceed an annual rate of 1.00% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $105,568 during the period ended April 30, 1999.

Dreyfus Service Corporation, a wholly owned subsidiary of the Manager, retained $5,238 during the period ended April 30, 1999, from commissions earned on sales of the Fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of their average daily net assets, and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 1999, Class B, Class C and Class T shares were charged $16,037, $3,654 and $1,206, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B, Class C and Class T shares were charged $4,885, $5,345, $1,218 and $1,206, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $143 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended April 30, 1999, the Fund was charged $4,200 pursuant to the custody agreement.

                                                                     The Fund 21


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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $9,399,958 and $7,676,274, respectively.

At April 30, 1999, accumulated net unrealized depreciation on investments was $338,625, consisting of $1,137,670 gross unrealized appreciation and $1,476,295 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

For More Information

Dreyfus Premier
High Yield Debt Plus Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation  046/246SA994